Exhibit 10.27

İZBAŞ KİRA SÖZLEŞMESİ	İZBAŞ RENTAL CONTRACT
İşbu Kira Sözleşmesi;	This Rental Contract is executed by and between;
Bir tarafta Türkiye Cumhuriyeti yasalarına uygun bir şekilde tescil edilmiş ve merkezi Kültür Mah. 1476 Sokak No:2 K:16 D:61 Aksoy Residence İZMİR adresinde bulunan Dere Konstrüksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi (bundan böyle **"Kiraya Veren"** olarak anılacaktır);	On one side, Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi, a company duly registered under the laws of the Republic of Turkey, having the address of Kültür Mah. 1476 Sokak No:2 K:16 D:61 Aksoy Residence İZMİR (hereinafter referred to as the **"Landlord"**);
Diğer tarafta ise Amerika Birleşik Devletleri yasalarına uygun bir şekilde tescil edilmiş ve merkezi 2711 Centerville Road, Suite 400, Wilmington, DE 19808 ABD adresinde bulunan TPI Turkey IZBAS, LLC (bundan böyle **"Kiracı"** olarak anılacaktır) arasında imzalanmıştır.	On the other side, TPI Turkey IZBAS, LLC a company established and incorporated under the laws of the United States of America, having the address of 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA (hereinafter referred to as the **"Tenant"**).
İşbu Kira Sözleşmesi'nde (**"Sözleşme"**), Kiracı ve Kiraya Veren birlikte **"Taraflar"** ve ayrı ayrı **"Taraf"** olarak anılacaktır.	In this Rental Contract (the **"Contract"**), the Landlord and the Tenant shall be referred to individually as the **"Party,"** and collectively, as the **"Parties"**.
1. TANIMLAR	**1. DEFINITIONS**
İşbu Sözleşme'de aksi açıkça belirtilmedikçe, aşağıdaki sözcükler ve büyük harflerle yazılan ifadeler karşılarında belirtilen anlamlarda kullanılacaktır:	Unless otherwise expressly stated in this Contract, the words and terms written in capital letters shall have the meanings ascribed to them below:
"Yolsuzlukla Mücadele Kanunları" (i) 1977 tarihli Amerika Birleşik Devletleri'ndeki Yabancı Kamu Görevlilerine Yönelik Rüşveti Önleme Kanunu (ya da böyle bir yasanın her türlü yeniden düzenlemesi veya tadili) ve (ii) şu andaki ve işbu Sözleşme'nin ya da bu Sözleşme ile ilgili imzalanacak olan her türlü anlaşmanın yürürlükte bulunduğu süre içerisindeki ilgili taraflar için geçerli yargı bölgelerindeki her türlü ve tüm yolsuzlukla mücadele ve/veya rüşvetle mücadele yasa ve yönetmelikleri ya da hüküm ve uygulamalarını ifade eder.	**"Anti-Corruption Laws"** means (i) the Foreign Corrupt Practices Act of 1977 (FCPA) (or any re-enactment or modification of such Act) and (ii) any and all anti-corruption and/or anti-bribery laws and regulations now or from time in force in any jurisdiction which may be applicable to the respective parties to, or the terms or implementation of, this Contract or any agreement to be entered into pursuant to this Contract.
"Yolsuzlukla Mücadele Politikaları" Yolsuzlukla Mücadele Kanunları'na uygunluğu sağlamak için tasarlanmış olan politika ve süreçleri ifade eder.	**"Anti-Corruption Policies"** means the policies and procedures designed to ensure compliance with the Anti-Corruption Laws.
"Ek" ya da "Ekler" İşbu Sözleşme'ye eklenen ve işbu Sözleşme'nin ayrılmaz bir parçasını oluşturan belgeleri ifade eder. Herhangi bir şüpheye mahal vermemek adına, işbu Sözleşme kapsamında Ek ya da Ekler için yapılan her türlü atıf (Ek-1 veya Ek-2 olarak tanımlansa dahi), uygulanabilir olduğu ölçüde, yazıldığı metin içerisindeki anlamına göre herhangi bir ve tüm eklere yapılan atıf olarak kabul edilecektir.	**"Annex" or "Annexes"** means the documents annexed to this Contract which constitute an integral part of the Contract. For the avoidance of doubt, any reference made to the Annex or Annexes (even if defined as Annex-1, Annex-2) within this Contract shall be considered to have been made to any and all Annexes to the extent applicable, according to the context of the text in which it is written.

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"Madde" İşbu Sözleşme'nin maddelerini ifade eder.	**"Article"** means the articles provided in this Contract.
"Yerleşmeye Uygun Teslim" Kiracı'nın İzin Verilen Faaliyet'i yürütmek için gerek duyduğu, işbu Sözleşme'nin Ek-1'i altında detaylı olarak belirtilen ekipmanı (kalıplar dahil ancak bunlarla sınırlı olmaksızın) kurmak ve test etmek üzere Mecur'a güvenli olarak girebileceği şekilde Mecur'un inşa edilmiş olduğu zamanı ifade eder.	**"Beneficial Occupancy"** means when the Premises have been built by Landlord such that it is safe for Tenant to enter the Premises to install and test the necessary equipment, including without limitation, the molds for carrying out the Permitted Activity as more specifically set forth in Annex 1.
"İş Günü" Hafta sonları, Türkiye Cumhuriyeti'ndeki ulusal ve dini bayramlar ve resmi tatiller dışında kalan günleri ifade eder.	**"Business Day"** means days except for weekends, and national and public holidays within the Republic of Turkey.
"Sözleşme" İşbu Kira Sözleşmesi'ni ve işbu Kira Sözleşmesi'nde düzenlenmemiş tüm hususlara ilişkin mevzuat hükümlerini ifade eder.	**"Contract"** means this Rental Contract and the relevant articles of the respective legislation regarding all kinds of issues that are not regulated under this Contract.
"Mücbir Sebep" Madde 20'de belirtilmiş olan mücbir sebep olaylarını ifade eder.	**"Force Majeure"** means the force majeure events set out in Article 20.
"Genel Müdürlük" Ekonomi Bakanlığı Serbest Bölgeler Genel Müdürlüğü'nü ifade eder.	**"General Directorate"** means Ministry of Economy General Directorate of Free Zones.
"İZBAŞ" İzbaş İzmir Serbest Bölge Kurucu ve İşleticisi A.Ş.'yi ifade eder.	**"İZBAŞ"** means İzmir Serbest Bölge Kurucu ve İşleticisi A.Ş.
"İzmir Serbest Bölgesi" Menemen İlçesi, Maltepe Köyü, Panaz Mevkii İzmir'de yer alan serbest bölgeyi ifade eder.	**"İzmir Free Zone"** means the free zone located in Menemen Province, Maltepe Village, Panaz Site, İzmir.
"Yerleşim Planı" T2 Tesisi'nin detaylarını (konum/vaziyet, brüt kiralanabilir alan vs.) gösteren plan ve projeleri ifade eder.	**"Layout Plan"** means the plans and projects indicating the details (location/layout, gross lettable area etc.) of the T2 Facility.
"Kiralama Ruhsatı" Kiraya Veren'in Mecur'u Kiracı'ya kiralamak için İzmir Serbest Bölge Müdürlüğü'nden alması gereken ruhsatı ifade eder.	**"Lease License"** means the license to be obtained by the Landlord from the İzmir Free Zone Directorate that is necessary for leasing the Premises to the Tenant.
"Belediye" Menemen Belediyesi veya İzmir Büyükşehir Belediyesi'ni ifade eder.	**"Municipality"** means the Menemen Municipality or İzmir Metropolitan Municipality.
"Yapı Kullanma İzin Belgesi" Kiracı'nın ticari faaliyetine başlayabilmesi için gerekli olan İzmir Serbest Bölgesi tarafından düzenlenecek nihai ve bağlayıcı Yapı Kullanma İzin Belgesi'ni ifade eder.	**"Occupancy Permit"** means the final and binding occupancy permit to be issued by the İzmir Free Zone that is necessary for the Tenant to commence its commercial operations.
"İşletme Ruhsatı" Kiracı'nın Mecur'da faaliyetlerine başlayabilmesi için gerekli olan ve Genel Müdürlük'çe düzenlenecek işyeri açma ve çalışma ruhsatını ifade eder.	**"Operation License"** means the operation license required for the Tenant to be issued by the General Directorate that is necessary for the commencement of the activities in the Premises.
"Garanti Süresi" (i) Madde 8.1'in kapsamına dahil olmayan kalemler için Faaliyete Uygun Teslim'den başlamak üzere iki yıllık süreyi, ve (ii) çatı ve Madde	**"Period of Warranty"** means (i) two years commencing on the Substantial Occupancy Date for items not covered by Article 8.1 and (ii) the Rental

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8.1 kapsamındaki diğer kalemler için Kira Süresi'ni (uzatma süreleri de dahil olmak üzere) ifade eder.	Term (including any extensions) for the roof and other items covered by Article 8.1.
"İzin Verilen Faaliyet" Mecur'un rüzgâr türbini bıçağı üretimi, bu üretim faaliyetlerine ilişkin diğer yardımcı faaliyetler ve İşletme Ruhsatı'nda izin verilen diğer faaliyetleri yürütmek üzere işletilmesini ifade eder.	**"Permitted Activity"** means operation of the Premises as a wind tribune blade production facility and other ancillary activities related to such production activities and any other activities permitted under the Operation License.
"Mecur" Menemen İlçesi, Maltepe Köyü, Panaz Mevkii, 158 Ada ve 19, 20 ve 21 numaralı parseller üzerinde Kiraya Veren tarafından inşa edilecek ve Kiracı tarafından işletilecek T2 Tesisi'ni ifade eder.	**"Premises"** means the T2 Facility to be constructed by the Landlord and operated by the Tenant on the land located in İzmir Menemen Province, Maltepe Village, Panaz Site Block No. 158 and Parcels No. 19, 20 and 21.
"Projeler" İşbu Sözleşme'ye Ek 2 olarak eklenmiş, Mimari, Beton, Statik ve Elektrik uygulama projelerini ifade eder.	**"Projects"** means the Architectural, Concrete, Static and Electricity application projects (uygulama projeleri) of the Premises which are attached to this Contract as Annex 2.
"Kira Bedeli" İşbu Sözleşme'nin Madde 7 hükmü uyarınca, Kiracı tarafından Kiraya Veren'e Mecur'un kiralanması karşılığında ödenecek bedeli ifade eder.	**"Rent"** means the amount to be paid by the Tenant to the Landlord for the lease of the Premises pursuant to Article 7 of this Contract.
"Kira Başlangıç Tarihi" Yerleşmeye Uygun Teslim'den 30 gün sonrasını ifade eder.	**"Rent Commencement Date"** is the date that is 30 days after the date of Beneficial Occupancy.
"Kira Yılı" veya **"Kira Yılları"** Birbirini takip eden her bir on iki takvim ayından oluşan süre ya da süreleri ifade eder.	**"Rental Year"** or **"Rental Years"** means the successive period or periods of each twelve-calendar months.
"Faaliyete Uygun Teslim" (i) Mecur'un inşaatının Kiraya Veren tarafından Yerleşim Planı'na, Projeler'e ve Teknik Şartnameler'e uygun olarak tamamlandığı ve (ii) Kiraya Veren'in Kiralama Ruhsatı'nı aldığını ifade eder.	**"Substantial Occupancy"** means (i) that the construction of the Premises has been completed by Landlord in accordance with the Layout Plan, the Projects and the Technical Specifications, and (ii) Landlord has obtained the Lease License.
"Faaliyete Uygun Teslim Tarihi" Faaliyete Uygun Teslim'in gerçekleştiği tarihi ifade eder.	**"Substantial Occupancy Date"** means the date upon which Substantial Occupancy occurs.
"Hedeflenen Yerleşmeye Uygun Teslim Tarihi" 30 Haziran 2016'yı ifade eder.	**"Target Beneficial Occupancy Date"** means 30 June 2016.
"Hedeflenen Faaliyete Uygun Teslim Tarihi" Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nin 90 (doksan) gün sonrasını ifade eder.	**"Target Substantial Occupancy Date"** means the date that is 90 days after the Target Beneficial Occupancy Date.
"Teknik Şartnameler" Ek 3'de bulunan teknik şartnameleri ifade eder.	**"Technical Specifications"** means the technical specifications contained in Annex 3.
"T2 Tesisi" Kiraya Veren tarafından inşa edilecek ve Kiracı tarafından işletilecek üretim tesisini ifade eder.	**"T2 Facility"** means the manufacturing facility to be constructed by the Landlord and operated by the Tenant.

2.	**SÖZLEŞME'NİN KONUSU VE AMACI**	**2.**	**SUBJECT AND PURPOSE OF THE CONTRACT**
2.1.	İşbu Sözleşme, Kiracı'nın İzin Verilen Faaliyet'e uygun olarak Mecur'u kullanması	**2.1.**	This Contract has been executed for the purpose of the construction, delivery and

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	için Kiraya Veren tarafından Mecur'un inşa edilmesi, Kiracı'ya teslim edilmesi ve kiralanması amacıyla akdedilmiştir.		rental of the Premises by the Landlord to the Tenant for the use of the Premises in accordance with the Permitted Activity by the Tenant.
2.2.	İşbu Sözleşme'nin imzalanmasıyla, Taraflar arasında Mecur ile ilgili olarak bu tarihten önce yapılmış her türlü yazılı ve sözlü anlaşmalar hükümsüz olacaktır.	**2.2.**	Upon the execution of this Contract, all oral or written agreements previously executed between the Parties relating to the Premises shall become null and void.
3.	**MECUR'UN YERLEŞMEYE UYGUN TESLİM'İNİN VE FAALİYETE UYGUN TESLİM'İNİN ÖN KOŞULLARI**	**3.**	**CONDITIONS PRECEDENT FOR THE BENEFICIAL OCCUPANCY AND SUBSTANTIAL OCCUPANCY OF THE PREMISES**
3.1.	Kiracı'nın Yerleşmeye Uygun Teslim için Mecur'u teslim almayı kabul etmesi, Kiraya Veren'in aşağıdaki koşulları zamanında ve tam olarak Hedeflenen Yerleşmeye Uygun Teslim Tarihi'ne kadar yerine getirmesine bağlıdır ve Kiracı'nın Faaliyete Uygun Teslim için Mecur'u teslim almayı kabul etmesi Kiraya Veren'in aşağıdaki koşulları zamanında ve tam olarak Hedeflenen Faaliyete Uygun Teslim Tarihi'ne kadar yerine getirmesine bağlıdır:	**3.1.**	Accepting the delivery of the Premises by the Tenant for Beneficial Occupancy is contingent upon the complete and timely fulfillment of the following conditions by the Landlord by the Target Beneficial Occupancy Date and accepting the delivery of the Premises by the Tenant for Substantial Occupancy is contingent upon the complete and timely fulfillment of the following conditions by the Landlord by the Target Substantial Occupancy Date:
3.1.1.	Kiraya Veren, imar mevzuatına uygun olarak Mecur'un İzin Verilen Faaliyet kapsamında işletilmesi ve yönetimini sağlayacak olan ilgili tüm izin ve ruhsatları (örneğin inşaat ruhsatı ve Kiralama Ruhsatı) veya bunların yerine geçecek her türlü resmi belge veya izni ilgili resmi makamlardan (örneğin İzmir Serbest Bölge Müdürlüğü) Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nden 1 ay önce almış olacaktır. Kiraya Veren, Hedeflenen Faaliyete Uygun Teslim Tarihi'ni müteakip 1 ay içerisinde Yapı Kullanma İzin Belgesi'ni almış olacaktır.	**3.1.1.**	The Landlord shall have obtained all the relevant permits and licenses (e.g. construction license, and the Lease License) or any substitute official documents or clearances from relevant official bodies (e.g. the İzmir Free Zone Directorate) for the Premises that will enable operation and management of the Premises for the Permitted Activity in accordance with the zoning legislation one month before the Target Beneficial Occupancy Date. Landlord shall have obtained the Occupancy Permit one month after the Target Substantial Occupancy Date.
3.1.2.	Kiraya Veren, Mecur'u masrafı kendisine ait olmak üzere, tüm Projeler, Teknik Şartnameler, Yerleşim Planı, tüm ölçülerde ilgili imar plan ve plan notlarına, işbu Sözleşme ve ilgili Eklerinde belirtilen şart ve koşullara uygun olarak inşa etmiş olacaktır.	**3.1.2.**	The Landlord shall have the Premises constructed at its cost and in accordance with all the Projects, the Technical Specifications, Layout Plan, applicable zoning plans of all scales and their respective plan notes, and in accordance with the terms and conditions set out under this Contract and its relevant Annexes.
3.1.3.	Kiraya Veren, masrafı kendine ait olmak üzere, Yerleşmeye Uygun Teslim ve Faaliyete Uygun Teslim için Mecur'u Ek 2, Ek 3 ve Ek 4'te bulunan Yerleşim Planı,	**3.1.3.**	The Landlord shall deliver the Premises for Beneficial Occupancy and Substantial Occupancy in accordance with the Layout Plan, Projects and Technical Specifications

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	Projeler ve Teknik Şartnameler'e uygun olarak teslim edecektir.		attached in Annexes 2, 3 and 4 at its own cost.
3.1.4.	Kiraya Veren, Mecur'u Yerleşmeye Uygun Teslim ve Faaliyete Uygun Teslim için, boş ve İzin Verilen Faaliyet'in yürütülmesine uygun şekilde teslim edecektir.	**3.1.4.**	The Landlord will deliver the Premises for both Beneficial Occupancy and Substantial Occupancy vacant and suitable for the performance of the Permitted Activity.
3.2.	Kiracı, Madde 3.1'de belirtilen koşulların tamamen yerine getirilmemiş olmasına rağmen, Mecur'un, Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nden sonra, herhangi bir zamanda teslim edilmesini kabul edebilir ya da teslim edilmesini isteyebilir. Ancak, teslimin Kiracı tarafından böyle bir koşulda kabul edilmesi, Kiracı'nın koşulları kusur ve/veya eksiklikleri ile kabul ettiği ve bu hususa ilişkin haklarından feragat ettiği anlamına gelmez. Kiraya Veren, Kiracı tarafından yükümlülüklerinden yazılı olarak azledilmediği sürece, Madde 3.1'deki yükümlülüklerin yerine getirilmesinden tamamen ve tek başına sorumlu olduğunu kabul, beyan ve taahhüt eder. Kiracı'nın Mecur'un Yerleşmeye Uygun Teslimi'ni Madde 3.1'de belirtilen koşulların yerine getirilmemiş olmasına rağmen kabul etmeye karar vermesi halinde, Kiraya Veren Mecur'u Kiracı'nın bu hususa ilişkin ihtarını müteakip 3 gün içinde Kiracı'ya teslim etmekle yükümlüdür.	**3.2.**	The Tenant may accept or request delivery of the Premises despite the conditions mentioned in Article 3.1 not being completely fulfilled at any time after the Target Beneficial Occupancy Date. However, in such case the acceptance of delivery by the Tenant will not mean that the Tenant accepts the defects, deficiencies, and/or missing parts of the conditions and nor will it mean that Tenant waives its rights regarding these matters. The Landlord agrees, warrants and represents that it is solely and completely liable for the fulfillment of the obligations mentioned in Article 3.1 unless otherwise being released in writing from its obligations by the Tenant. If the Tenant decides to take Beneficial Occupancy of the Premises despite the conditions mentioned in Article 3.1 not being completely fulfilled, the Landlord is required to deliver the Premises to the Tenant within 3 days following the notification of the Tenant in this regard.
3.3.	Kiraya Veren'in Mecur'u Kiracı'ya Yerleşmeye Uygun Teslim için Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nde veya Faaliyete Uygun Teslim için Hedeflenen Faaliyete Uygun Teslim Tarihi'nde teslim edememesi durumunda, Hedeflenen Yerleşmeye Uygun Teslim Tarihi veya Hedeflenen Faaliyete Uygun Teslim Tarihi'ni (hangisi için bu durum söz konusuysa) aşan beher gün için Kiraya Veren Kiracı'nın maddi zararlarının tazmini için Kiracı'ya 8.000 Euro cezai şart ödeyecektir; ancak Kiraya Veren, işbu hükümde düzenlenen cezai şartın uygulanmaya başlanmasından önce 15 günlük bir ödemesiz döneme sahip olacaktır. Herhangi bir şüpheye mahal vermemek adına, işbu maddede belirtilen 15 günlük ödemesiz dönem bir ara dönem gibi yorumlanamayacak olup, cezai şart	**3.3.**	If Landlord fails to deliver the Premises to Tenant for Beneficial Occupancy by the Target Beneficial Occupancy Date, or fails to deliver the Premises for Substantial Occupancy by the Target Substantial Occupancy Date, as applicable, Landlord shall pay as liquidated damages to Tenant a penalty of EUR 8,000 per day to the Tenant for each day that it is in delay of delivery beyond the Target Beneficial Occupancy Date or Target Substantial Occupancy Date, as applicable, however Landlord shall be entitled to a 15 day grace period before the foregoing penalty shall begin to apply. To avoid any doubt, the 15 day grace period shall not be interpreted as penalty free period; the penalty will be applicable from the Target Beneficial Occupancy Date or Target Substantial Occupancy Date,

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	bedeli Hedeflenen Yerleşmeye Uygun Teslim Tarihi ya da Hedeflenen Faaliyete Uygun Teslim Tarihi itibariyle tahakkuk edecek ancak, ödemesiz dönemin sona ermesi akabinde ödenecektir. Önceki cümleye halel gelmeksizin, Kiraya Veren'in Mecur'u Hedeflenen Yerleşmeye Uygun Teslim Tarihi'ni veya Hedeflenen Faaliyete Uygun Teslim Tarihi'ni müteakip 60 gün içerisinde teslim edememesi durumunda (hangisi için söz konusuysa), Kiracı, işbu Sözleşme'yi herhangi bir cezai şart ödemeksizin veya başkaca bir yükümlülük altında olmaksızın, Sözleşme'yi feshetme iradesini yazılı olarak Kiraya Veren'e bildirerek feshedebilir. Ayrıca, Kiraya Veren'in Mecur'u Yerleşmeye Uygun Teslim veya Faaliyete Uygun Teslim için Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nde veya Hedeflenen Faaliyete Uygun Teslim Tarihi'nde (hangisi için söz konusuysa) teslim edemeyeceğinin makul şekilde anlaşılabilir olduğu durumlarda, Kiracı işbu Kira Sözleşmesi'ni, Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nden önce feshedebilir.		however it shall become payable following the grace period. Notwithstanding the preceding sentence, if Landlord has failed to deliver the Premises within 60 days after the Target Beneficial Occupancy Date or the Target Substantial Occupancy Date, as applicable, then Tenant may terminate this Contract without penalty or further liability by providing written notice to Landlord of its intent to terminate this Contract. In addition, Tenant may terminate this Contract prior to the Target Beneficial Occupancy Date, if it is reasonably probable that Landlord will not be able to deliver Beneficial Occupancy or Substantial Occupancy of the Premises by the Target Beneficial Occupancy Date or the Target Substantial Occupancy Date, as applicable.
4.	**KİRAYA VEREN'İN BEYAN VE TAAHHÜTLERİ**	**4.**	**THE LANDLORD'S REPRESENTATIONS AND WARRANTIES**
4.1.	Kiraya Veren, Mecur'u, Kiracı'ya işbu Sözleşme'de belirtilen hüküm ve şartlara uygun olarak kiralamaya yetkili olduğunu kabul ve taahhüt eder. Bu kapsamda, Kiraya Veren işbu Sözleşme'nin imzalandığı tarihte, İzmir Serbest Bölge Müdürlüğü'nden Kiralama Ruhsatı'nı almıştır.	**4.1.**	The Landlord accepts and undertakes that it is authorized to lease the Premises to the Tenant under the terms and conditions set forth in this Contract. In this respect, at the execution date of this Contract, the Landlord has obtained the Lease License from the İzmir Free Zone Directorate.
4.2.	Kiraya Veren, Kiracı'dan kaynaklanan durumlar hariç olmak üzere, Kiracı'nın Mecur'u İzin Verilen Faaliyet kapsamında kullanmasına ilişkin fiili ya da hukuki müdahaleleri engellemek ya da Kiracı'nın yasal haklarını olumsuz etkileyebilecek bu tür müdahaleleri önlemek için elinden gelen çabayı göstereceğini kabul ve taahhüt eder. Böyle bir müdahalenin ortaya çıkması halinde, Kiraya Veren Kiracı'ya derhal bilgi verecek ve bu müdahaleyi düzeltecektir.	**4.2.**	Save for events arising from the Tenant, the Landlord accepts and undertakes to use best endeavors to prevent all de facto and de jure interventions with respect to the Premises, restricting or interfering the Tenant from using the Premises within the scope of the Permitted Activity or any such intervention that may negatively affect the legal interests of the Tenant. In the occurrence of such intervention, the Landlord shall immediately notify the Tenant and remedy such intervention.
4.3.	Kiraya Veren, Kiracı'nın işbu Sözleşme'nin imzalanmasından sonra Kiraya Veren'e	**4.3.**	The Landlord undertakes to immediately commence and complete the construction

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	Mecur'un inşaatına başlanması için keşide edeceği yazılı ihbarnameyi müteakip, Mecur'un inşaatına derhal başlayacağını ve Ek 5'te gösterilen iş programına göre tamamlayacağını taahhüt eder.		of the Premises in accordance with the performance schedule as shown in Annex 5 following the Tenant's written notice to Landlord to proceed with the construction of the Premises after the execution of this Contract.
4.4.	Kiraya Veren, Mecur'un inşaatı ve kiralanması sırasında, serbest bölge mevzuatından kaynaklanan yükümlülükler de dahil ancak bunlarla sınırlı kalmamak üzere, ilgili mevzuat tarafından gerekli görülen kamu makamlarından alınacak onaylar, ruhsatlar ve resmi belgeler ile ilgili tüm yükümlülüklere uygun olarak hareket edeceğini kabul, garanti ve taahhüt eder. Ancak, bu izinler sadece inşaat ruhsatları (Yapı Ruhsatı ve Yapı Kullanma İzni) ve Kiralama Ruhsatı'nı kapsamaktadır ve Kiracı İşletme Ruhsatı'nı kendisi almakla yükümlüdür.	**4.4.**	The Landlord agrees, warrants and undertakes that, during the construction and lease of the Premises, it will act in compliance with all obligations regarding the permits, licenses and official documents to be obtained from public authorities as required by the relevant legislation, including but not limited to the obligations arising from the legislation on free zones. However these permissions only inclusive of construction licenses (i.e. the Construction License and the Occupancy Permit) and Lease License and the Tenant shall be obliged to obtain the Operation License.
4.5.	Kiraya Veren, inşaatı, işbu Sözleşme'ye ve Ek 2, Ek 3 ve Ek 4'te bulunan Projeler, Yerleşim Planı ve Teknik Şartnameler'e uygun olarak gerçekleştirmeyi ve Kiracı'nın önceden yazılı onayını almaksızın bunları değiştirmeyeceğini veya tadil etmeyeceğini kabul, beyan ve taahhüt eder. Herhangi bir değişikliğin yetkili makamlarca zorunlu kılınması durumunda, Kiraya Veren, Kiracı'yı derhal yazılı olarak bilgilendirecektir. Kiraya Veren, değiştirilen projelerin ve şartnamelerin orijinale mümkün olduğu kadar yakın olmasını sağlamak için elinden gelen çabayı göstermeyi kabul ve taahhüt eder.	**4.5.**	The Landlord agrees, warrants and undertakes to carry out the construction in accordance with this Contract, the Projects, the Layout Plan and the Technical Specifications contained in Annexes 2, 3 and 4, and not to amend or alter it without obtaining the prior written approval of the Tenant. If amendments are imposed by the competent authorities, the Landlord shall immediately inform the Tenant in writing. The Landlord agrees and undertakes that it shall use best endeavors to keep the revised projects and specifications as close to the original as possible.
4.6.	Kiraya Veren, işbu Sözleşme'nin yürürlüğe girmesinden itibaren 30 gün içerisinde, Mecur'un inşaatının tamamlanması ve Mecur'un işbu Sözleşme hükümlerine uygun olarak Kiracı'ya teslim edilmesi için, Mecur'un yer aldığı 19, 20 ve 21 numaralı parselleri iktisap etmeyi ve bunları tevhit etmeyi kabul, beyan ve taahhüt eder. Kiraya Veren, bu iktisabı müteakip Mecur'u her türlü takyidat ve rehinlerden ari tutacaktır. Kiraya Veren, Kiracı'nın Kira Süresi boyunca Mecur'un ihtilafsız zilyedi olmasını, üçüncü kişilerin Mecur'un mülkiyetini ipoteğin paraya çevrilmesi yoluyla, satış veya başka şekillerde iktisap	**4.6.**	The Landlord agrees, warrants and undertakes that it shall acquire and combine Parcels No. 19, 20 and 21 where the Premises is located in order to complete the construction and deliver the Premises in accordance with this Contract within 30 days after the effective date of this Contract, and upon such acquisition, shall own the Premises free and clear of any liens and encumbrances. Landlord shall ensure that the Tenant shall have peaceful possession of the Premises during the Rental Term and shall ensure that third parties acquiring the ownership of the Premises through foreclosure, sale or

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	etmesi üzerine bu kişilerin işbu Sözleşme hükümlerine riayet etmelerini ve Kiracı'nın ihtilafsız zilyetliğine halel getirmemelerini sağlayacaktır.		otherwise shall honor the terms of this Contract and not disturb the peaceful possession of Tenant.
4.7.	Kiracı'nın Kiraya Veren'e ve/veya Mecur'a atfedilebilecek bir sebeple Mecur'da İzin Verilen Faaliyet'i gerçekleştirememesi ve/veya herhangi bir başka nedenle Mecur'u tahliye etmeye zorlanması durumunda, Kiraya Veren, Kiracı'ya 250,000 Euro tutarında cezai şart ödeyeceğini ve Kiracı'nın bu nedenle doğmuş maddi zararlarını tazmin edeceğini beyan ve taahhüt eder.	**4.7.**	The Landlord represents and warrants that it shall pay a penalty of EUR 250,000 and compensate the liquidated damages of the Tenant, if the Tenant cannot carry out the Permitted Activity within the Premises and/or is forced to evict the Premises due to any reason attributable to the Landlord and/or the Premises.
4.8.	Kiraya Veren, kendi fiillerinden kaynaklanan çevre mevzuatını ihlalleri dolayısıyla Kiracı'ya karşı sorumlu olacağını kabul ve taahhüt eder. Kiracı'nın işbu Sözleşme'nin yürürlüğe girmesinden önceki döneme ilişkin olarak Mecur'da meydana gelen herhangi bir çevresel etki veya kirlenmeden dolayı herhangi bir devlet kurum veya kuruluşuna ödeme yapması durumunda, Kiraya Veren, Kiracı'nın zararlarını tazmin etmekle yükümlüdür. Mecur'un üzerine inşa edileceği arazinin Toprak Analizi Raporu'nun bir örneği Ek 6'da sunulmuştur.	**4.8.**	The Landlord accepts and undertakes that it is liable towards the Tenant due to any breach of the Environmental Legislation due to its actions. The Landlord shall be liable to compensate the damages of the Tenant, if the Tenant will be obligated to pay damages to any governmental agency or authority for any environmental condition or contamination existing on the Premises prior to the effective date of this Contract. A copy of the Soil Quality Report of the land on which the Premises are built is set forth under Annex 6.
5.	**MECUR'UN YERLEŞMEYE UYGUN TESLİM'İ VE FAALİYETE UYGUN TESLİM'İ**	**5.**	**BENEFICIAL OCCUPANCY AND SUBSTANTIAL OCCUPANCY OF THE PREMISES**
Kiraya Veren, Madde 3'te belirtilen koşulların tümünü yerine getirmeyi ve Mecur'u Yerleşmeye Uygun Teslim için Kiracı'ya Hedeflenen Yerleşmeye Uygun Teslim Tarihi'ne kadar teslim etmeyi taahhüt eder. Kiraya Veren'in Mecur'u Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nden önce Sözleşme'ye uygun şekilde teslime hazır etmesi durumunda, erken Yerleşmeye Uygun Teslim'i kabul edip etmemek tamamen Kiracı'nın takdirinde olacaktır.		The Landlord undertakes to fulfill all of the conditions stated in Article 3 and deliver Beneficial Occupancy of the Premises to the Tenant by the Target Beneficial Occupancy Date. If the Landlord makes the Premises ready for delivery in accordance with the Contract before the Target Beneficial Occupancy Date, the Tenant shall have the sole discretion to accept or reject early Beneficial Occupancy.	
5.1.	**Mecur'a Ön Erişim**	**5.1.**	**Preliminary Access to the Premises**
5.1.1.	Kiracı, inşaatın her aşamasında Mecur'u, kendisinin görevlendireceği bir kontrolör aracılığıyla ziyaret edip inşaatın gidişatını incelettirebilir. Kontrolör, inşaatın Yerleşim Planı'na, Teknik Şartnameler'e ve Projeler'e uygun yürütülüp yürütülmediğini tespit edecektir. Kiracı'nın kontrolörünün bir eksik ve/veya ayıp bulması durumunda, Kiraya Veren, bu eksik ve/veya ayıbı, işbu	**5.1.1.**	At every stage of the construction, the Tenant may visit the Premises through a controller to be appointed by the Tenant for the inspection of the construction at any phase of the construction. The controller will determine whether the construction is being carried out in compliance with the Layout Plan, Technical Specifications and Projects. If

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	Sözleşme'ye ve eklerine uygun şekilde Kiracı tarafından Kiraya Veren'e yazılı olarak bildirilecek makul süre içerisinde düzeltecektir.		the Tenant's controller determines a deficiency and/or defect, the Landlord will correct such deficiency and/or defect in accordance with this Agreement and its Annexes within a reasonable period that the Tenant provides to the Landlord in writing.
5.1.2.	Kiraya Veren, Kiracı'nın Mecur'da gerekli kontrolleri yapması ve Mecur'un işletmeye hazır hale getirilmesi amacıyla dekorasyon işlerini yapabilmesi için, Hedeflenen Yerleşmeye Uygun Teslim Tarihi'nden 21 (yirmi bir) gün öncesinde **("Ön Teslim Tarihi")** Kiracı'nın Mecur'a erişimine izin verecektir. Kiraya Veren, hedeflenen Ön Teslim Tarihi'ni bu tarihten en az 21 (yirmi bir) İş Günü önce yazılı olarak Kiracı'ya bildirecektir.	**5.1.2.**	The Landlord will let the Tenant access the Premises at least 21 (twenty one) days prior to the Target Beneficial Occupancy Date (**the "Preliminary Delivery Date"**), so that the Tenant may conduct the necessary checks within the Premises and to conduct fit-out works to have the Premises readied for operation. The Landlord shall notify Tenant of the estimated Preliminary Delivery Date to the Tenant in writing at least 21 (twenty one) Business Days before such date.
5.2.	Mecur'un Yerleşmeye Uygun Teslim'i hazırlanan bir protokol ile yapılacak, bu protokol Taraflar'ın temsilcileri tarafından imzalanacak ve böylece, Kiraya Veren, Mecur'u Kiracı'ya Yerleşmeye Uygun Teslim için teslim etmiş kabul edilecektir. Taraflar, Yerleşmeye Uygun Teslim Tarihi'ni yazılı olarak onaylayacakları gibi bu tarih itibariyle Mecur'a ilişkin bilinen tüm eksik hususları da yazılı olarak belirteceklerdir. Tespit edilen eksik hususların İzin Verilen Faaliyeti kısıtlayan ve/veya engelleyen nitelikte olması durumunda, Kiracı, tamamen kendi takdirinde olmak üzere, Yerleşmeye Uygun Teslim'i reddedebilecektir. Mecur'un Yerleşmeye Uygun Teslim'i ve Kiracı'nın bundan doğacak yükümlülükleri, ilgili eksiklikler giderilene kadar ötelenecektir. Böyle bir durumda, Madde 3.3 hükmü uygulanacaktır.	**5.2.**	Landlord's delivery of Beneficial Occupancy of the Premises shall be made by a protocol (prepared and signed by the representatives of the Parties and the Landlord shall be deemed to have delivered Beneficial Occupancy of the Premises to the Tenant. The Parties shall acknowledge writing the actual date of Beneficial Occupancy as well as state in writing any defective issues regarding the Premises known as of such date. The Tenant, at its sole discretion, may decide to reject the Beneficial Occupancy if the deficiencies are of a nature that will hinder and/or impair the Permitted Activity. The Beneficial Occupancy of the Premises and the Tenant's obligations related thereto shall be postponed until the said defects are rectified. In such event, Article 3.3 of this Contract shall be applicable.
5.2.1.	Kiracı'nın Yerleşmeye Uygun Teslim'i ayıplı hususlara rağmen kabul etmesi durumunda ve Kiraya Veren'in, teslim tutanağında tespit edilmiş olan ve Kiracı'nın İzin Verilen Faaliyet'i yürütmesine engel olan eksikleri yedi (7) gün, diğer tüm eksiklikleri 90 (doksan) gün içerisinde tamamlamaması halinde, Kiracı, bu eksikleri kendisi giderebilir ve buna ilişkin masrafları Kiraya Veren'den talep edebilir veya Kiraya Veren'e	**5.2.1.**	If the Tenant accepts the Beneficial Occupancy despite the defective issues and if the Landlord has not completed any identified deficiencies which prevents Tenant's operation of the Permitted Activity within 7 (seven) days, and any other deficiencies within 90 days, mentioned in the minutes of delivery, the Tenant may remedy the aforesaid defects and may charge the Landlord for the

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	yapacağı herhangi bir ödemeden mahsup edebilir. Kiracı'nın Madde 3.3'e uygun olarak cezai şart talep etme hakkı saklıdır.		expenses or may deduct the expenses from any of the payments the Tenant has to make. The Tenant's right to claim penalty in accordance with Article 3.3 is reserved, as applicable.
5.3.	Madde 3'te belirtilen tüm koşulların yerine getirilmesine rağmen, Kiracı'nın Faaliyete Uygun Teslim tarihinde Mecur'u teslim almaktan imtina etmesi halinde, Kiracı Mecur'un teslimini kabul etmiş addolunacak ve Kiracı'nın kiraya ilişkin yükümlülükleri bu tarihten itibaren başlamış olacaktır. Kiracı'nın teslimi herhangi bir neden olmaksızın kabul etmemesi halinde, Kira Bedeli ödeme yükümlülüğü Kiracı teslimi kabul etmiş gibi başlayacaktır.	**5.3.**	If the Tenant refrains from accepting the delivery of the Premises on the date of Substantial Occupancy although all the conditions set forth under Article 3 are fulfilled, the Tenant shall be deemed to have accepted the delivery of the Premises and the Tenant's rental obligations shall be deemed to have started as of such date. If Tenant does not accept the delivery without any reason, the Rental Fee will start as if the Tenant accepted delivery.
5.4.	**Uyarlama İşleri**	**5.4.**	**Fit-Out Work**
5.4.1.	Kiracı, Mecur'u İzin Verilen Faaliyet'e hazırlamak amacıyla, Mecur'un ana yapısına, iç duvarlarına, taşıyıcı sistemine ve alt yapısına zarar vermeyecek nitelikte olmak şartıyla, Mecur'da uygun gördüğü her türlü uyarlama işlerini yapabilir. Kiracı'nın Mecur'a zarar vermesi durumunda, Kiracı Kiraya Veren'in bu zararını tazmin etmekle yükümlü olacaktır. Kiracı, Kiraya Veren'in yazılı onayını almaksızın, Yapı Ruhsatı ve Yapı Kullanma İzin Belgesi'nin tadil edilmesini gerektirecek inşaat, değişiklik, tamirat ve uyarlama işlerini yapamaz. Aksi takdirde, Kiraya Veren, masrafları Kiracı'ya ait olmak üzere, Kiracı tarafından Mecur'un eski hale getirilmesini isteme hakkına sahip olacaktır.	**5.4.1.**	The Tenant is permitted to carry out any fit-out work as it deems fit in the Premises in order to prepare the Premises for the Permitted Activity, which do not materially damage the main structure, interior walls, carrier system and infrastructure of the Premises. If the Tenant damages the Premises, it shall be obliged to compensate Landlord for the cost of such damage. The Tenant is not entitled to carry out constructions, modifications, repairs or any kind of fit-out work that will require the amendment of the Construction License and the Occupancy Permit, without the written consent of the Landlord. Otherwise, the Landlord is entitled to claim the restitution of the Premises by the Tenant at the Tenant's expense.
5.5.	**Gizli Ayıp ve Eksikler**	**5.5.**	**Latent Defects and Deficiencies**
5.5.1.	Garanti Süresi içinde, Kiracı'nın ihmalinden kaynaklanmayan herhangi bir gizli ayıp ya da eksikliğin ortaya çıkması halinde, Kiraya Veren bu ayıp veya eksiklikleri derhal düzeltecektir. Kiraya Veren'in bu ayıp veya eksiklikleri Kiracı tarafından talep edilen süre içerisinde düzeltmemesi halinde, Kiracı bu ayıp ve eksiklikleri Kiraya Veren adına ve masrafları Kiraya Veren'e ait olmak üzere düzeltebilir veya bu düzeltmeleri üçüncü şahıslara yaptırabilir veya işbu Sözleşme	**5.5.1.**	If any latent defect or deficiency arises, not due to Tenant's negligence, during the Period of Warranty, Landlord shall promptly repair such defect or deficiency. If the Landlord fails to correct the deficiencies or defects within the period requested by the Tenant, the Tenant may correct those deficiencies or defects on behalf of and on account of the Landlord or procure such correction by third parties or have the right to offset such amount

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kapsam?nda Kirac?‘n?n Kiraya Veren’e ödemekte yükümlü olduğu herhangi bir bedelden mahsup edebilir.

against any amounts owing by Tenant to Landlord hereunder.

5.5.1.1.

Böyle gizli ay?p ve eksikliklerin, Kirac?‘n?n İzin Verilen Faaliyeti’ni engeller nitelikte olmas? halinde, Kirac?, Kiraya Veren’e ilgili ay?plar? ihbar etmeksizin, makul bir süre içinde bu ay?p/ay?plar? Kiraya Veren ad?na düzeltebilir veya bu düzeltmeleri üçüncü şah?slara yapt?rabilir. Bu ay?p veya eksikliklerin düzeltilmesinin mümkün olmamas? ve Kirac?‘n?n İzin Verilen Faaliyeti yürütmesini 60 günden fazla bir süreyle imkans?z k?lacak nitelikte olmas? halinde, Kirac? işbu Sözleşme’yi Kiraya Veren’e yaz?l? ihbar göndermek suretiyle herhangi bir tazminat ödemeksizin ve başkaca bir yükümlülük alt?nda kalmaks?z?n feshedebilir.

5.5.1.1.

If such latent defects or deficiencies are of such a nature to hinder the Permitted Activity, the Tenant may correct the defect/s in reasonable time, on behalf of the Landlord or procure such correction by third parties in contrast with sending notification to the Landlord to this effect. If such defects or deficiencies are incapable of repair and render it impossible for Tenant to carry out the Permitted Activity for more than 60 days, Tenant may terminate this Contract without penalty or liability by providing written notice to Landlord.

5.5.2.

Kiraya Veren, Kirac?‘n?n gizli ay?p veya eksiklikler nedeniyle uğrayacağ? her türlü zarar?n? tazmin etmekle yükümlüdür. Kiraya Verenin, Kirac?‘n?n gizli ay?plardan doğan tamir masraflann? veya zararlar?n?, ilgili ay?plar?n Kirac? taraf?ndan giderilmesinden 30 (otuz) İş Günü içerisinde tazmin etmemesi durumunda, Kirac? bu masraflar?, temerrüt faizi ile birlikte, işbu Sözleşme uyar?nca ödemesi gereken Kira Bedeli’nden mahsup edebilecektir.

5.5.2.

The Landlord shall repair and compensate for any losses incurred by the Tenant resulting from the latent defects or deficiencies. If the Landlord does not compensate the Tenant for the reparation expenses and losses due to these latent defects within 30 (thirty) Business Days after their reparation, the Tenant may deduct these amounts from the Rental Fee that it has to make within the scope of this Contract, together with default interest.

6.

KİRA SÜRESİ VE UZATMA

6.

THE RENTAL TERM AND EXTENSION

6.1.

Sözleşme süresi, Yerleşmeye Uygun Teslim Tarihi’nin 30 gün sonras?ndan itibaren 10 y?l geçmesinden sonra sona erecektir (“Kira Süresi”).

6.1.

The term of the Contact will expire after 10 years following the date that is 30 days after the date of Beneficial Occupancy (the “Rental Term”).

6.2.

Madde 7.4.1 hükmüne ve Kira Ruhsat?‘n?n süresine tabi olacak şekilde, Kiraya Veren’e Kira Süresi’nin bitiminden en az 12 ay önceden yaz?l? ihbarda bulunmas? koşuluyla, Kirac? işbu Sözleşme’nin süresini ayn? hüküm ve koşullarda tek tarafl? olarak 5 (beş) y?l (“Uzatma Süresi”) daha uzatabilir.

6.2.

Provided that the Tenant has provided written notification to the Landlord at least 12 months prior to the end of the Rental Term, the Tenant may unilaterally extend the term of this Contract for an additional 5 (five) year term (the “Extension Term”) with the same terms and conditions set forth in this Contract, subject to Article 7.4.1 and the term of the Lease License.

6.3.

Kirac?‘n?n Sözleşme’yi Madde 6.2 hükmünde belirtildiği şekilde uzatmamas? halinde, Sözleşme, Kira Süresi’nin sonunda

6.3.

If the Tenant does not extend the Contract as stated in Article 6.2 above, the Contract shall be deemed

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	kendiliğinden feshedilmiş sayılacaktır.		automatically terminated at the end of the Rental Term.
7.	**MALİ HÜKÜMLER**	**7.**	**FINANCIAL PROVISIONS**
7.1.	**Kira**	**7.1.**	**Rent**
7.1.1.	Kiracı, Kira Süresi boyunca Kiraya Veren'e aylık 270.133 Euro kira bedeli ("**Kira Bedeli**") ödeyecektir.	**7.1.1.**	During the Rental Term, Tenant shall pay monthly rent to Landlord in an amount of EUR 270,133 (the "**Rental Fee**").
7.1.2.	Kiracı, işbu Sözleşme'nin Kira Süresi için belirlenmiş toplam Kira Bedeli'nin 5.000.000 Euro'luk kısmını, işbu Sözleşme'nin yürürlük tarihinden itibaren 45 (kırk beş) gün içerisinde ödeyecektir ("**Ön Ödeme**"). Kiracı'nın Ön Ödeme'yi yapmaması durumunda, Kiracı'ya Madde 13.3'te belirlenen cezai şart uygulanacaktır. Ön Ödeme'de gecikme olması durumunda, teslim tarihleri ilgili ödemenin Kiraya Veren'e gerçekleştirileceği tarihe kadar günlük olarak ötelenecektir	**7.1.2.**	The Tenant shall prepay EUR 5,000,000 of the total Rental Fee determined for the Rental Term of this Contract in advance (the "**Advance Payment**") to the Landlord within 45 (forty five) days from the effective date of this Contract. If the Tenant does not pay the "Advance Payment", the penalty clause is imposed to the Tenant signified in article 13.3. Any delays in advance payment will result in a day by day extension in the delivery dates until the relevant payment is made to the Landlord.
7.1.2.1.	Ön Ödeme, Kiracı tarafından ödenen Kira Bedeli'nden aylık olarak mahsup edilecektir. Kiraya Veren'e ödenecek aylık Kira Bedeli aşağıdaki şekilde hesaplanacaktır: her ay 41.666 Euro Kira Bedeli'nden düşülecektir. İşbu Sözleşme'nin Kira Süresi'nin hitamından önce herhangi bir sebeple feshedilmesi durumunda, Kiraya Veren, Ön Ödeme'nın açıkta kalan bakiyesini Kiracı'ya iade edecektir.	**7.1.2.1.**	The Advance Payment shall be set off against the Rental Fee paid by the Tenant on a monthly basis. The monthly Rental Fee to be paid to the Landlord shall be calculated as follows: Each month EUR (41,666) shall be deducted from Rental Fee. If this Contract is terminated for any reason prior to the end of the Rental Term, Landlord shall refund to Tenant the outstanding balance of the Advance Payment.
7.2.	**Kira Bedeli Hariç Ödemeler**	**7.2.**	**Payment without Rental Fee**
	Ek 2 ve Ek 3'te belirtilen Teknik Şartnameler ve Projeler'de yer almayan herhangi bir imalatın talep edilmesi halinde, Kiracı tarafından talep edilen ilave imalatın toplam 500.000 Euro'ya kadar olan imalat bedeli Kiracı tarafından ayrı olarak imalatın tamamlanmasını takiben 60 gün içerisinde ödenecektir. Söz konusu ilave imalatların 500.000 Euro'yu aşan kısmı ise Kira Süresi'nin kalan bölümü içinde aylık Kira Bedeli'ne aylık %0,96 oranında eklenecektir.		In case of a construction request not included in the Technical Specification or Projects as defined in Annex 2 and Annex 3, the construction cost of the items requested in such construction request in an aggregate amount up to EUR 500,000, will be paid by Tenant separately within 60 days following completion of such construction, and any amount in excess of EUR 500,000, will be added to the monthly Rental Fee with 0.96% monthly rate over the remaining Rental Term.
7.3.	**Kira'nın Ödenmesi**	**7.3.**	**Payment of the Rent**
7.3.1.	Kira Bedeli nakit ve peşin olarak ve her ayın ilk 10 (On) İş Günü içerisinde Kiraya Veren tarafından Kiracı'ya yazılı olarak bildirilecek banka hesabına işbu Sözleşme'de belirtilen	**7.3.1.**	The Rental Fee shall be paid in cash on a monthly basis and within the first 10 (ten) Business Days of each month in cash and in advance to the bank account of the

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	usule uygun olarak yatırılacaktır. Kiraya Veren, ödemenin yapıldığı tarihi müteakip 3 İş Günü içerisinde ödemenin yapıldığına dair makbuzu düzenleyecek ve Kiracı'ya gönderecektir.		Landlord which will be notified by the Landlord to the Tenant in writing, in accordance with the procedure specified herein. The Landlord shall issue and send to the Tenant a receipt pertaining to such payment within 3 Business Days following the date of payment.
7.3.2.	Kira Başlangıç Tarihi'ni takip eden her 12 aylık dönemin sonunda, Kira Bedeli, bir önceki takvim yılının aynı ayı ile arasındaki Euribor oranı kadar arttırılır, ancak işbu hüküm uyarınca yapılan herhangi Euribor ayarlaması yıllık +/- %2'den fazla ve Kira Süresi boyunca +/- %10'dan fazla bir değişime hiçbir surette sebep olamaz.	**7.3.2.**	At the end of every 12 months following the Rent Commencement Date, there will be an increase in the Rental Fee determined by the Euribor difference between the present month and of 12 months before; provided that any Euribor adjustments made pursuant to this Article in no event result in the Rental Fee changing by more than +/- 2% per contract year and no more than +/- 10% over the course of the entire Rental Term.
7.4.	**Uzatma Süresi'nde Kira Ödemesi**	**7.4.**	**Rental Payments in the Extension Term**
7.4.1.	Uzatma Süresi'nde Kira Bedeli, Kira Süresi boyunca tahsil edilen Kira Bedeli'nden %15 düşük olacaktır.	**7.4.1.**	The Rental Fee during the Extension Term shall be reduced by 15% from the Rental Fee charged during the original Rental Term.
7.5.	**Kiraya Veren'in Banka Hesabı**	**7.5.**	**Bank Account of the Landlord**
7.5.1.	İşbu Sözleşme uyarınca yapılacak tüm ödemeler, Kiraya Veren tarafından Kiracı'ya yazılı olarak bildirilecek banka hesabına yapılacaktır.	**7.5.1.**	All payments in accordance with this Contract shall be made to the bank account that will be notified by the Landlord to the Tenant in writing.
7.5.2.	Banka hesabının değişmesi halinde, Kiraya Veren, bu durumu değişikliği müteakip 15 gün içinde Kiracı'ya yazılı olarak bildirecektir. Banka hesabı değişikliğinin söz konusu süre içerisinde Kiracı'ya bildirilmemesi durumunda, eski hesaba yapılan ödemeler geçerli sayılacak ve Kiraya Veren bu nedenle Kiracı'dan herhangi bir talepte bulunma hakkına sahip olmayacaktır.	**7.5.2.**	The Landlord shall notify the Tenant in writing of the change of the bank account within 15 days following such change. If the change of the bank accounts is not communicated to the Tenant within the required period, the payments to the bank account of the Landlord provided herein shall be deemed valid, and the Landlord shall not be entitled to any claim for any cause.
7.6.	Taraflar, işbu Sözleşmenin süresi içinde kira uyarlama taleplerinden karşılıklı olarak feragat etmişlerdir.	**7.6.**	The Parties have mutually waived their rent adjustment claims during the term of the Contract.
8.	**TAMİR, BAKIM VE İYİLEŞTİRME ÇALIŞMALARI**	**8.**	**REPAIR, MAINTENANCE AND IMPROVEMENT WORKS**
8.1.	Mecur'un kullanılması nedeniyle ortaya çıkan hasarlara veya Mecur'un temel yapılarının veya fonksiyonlarının ve/veya	**8.1.**	All costs related to damages due to maturity of the Premises, or due to the necessary repairs involving the alteration

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	bunların ayrılmaz parçalarının (Mecur'un çatısı dahil ancak bununla sınırlı olmaksızın), aksesuarlarının, ek binalarının, tamamlayıcı bölümlerinin ve demirbaşlarının tadilatı veya değişimini içeren gerekli tamiratlara (bu değişikliklerin ilgili mevzuat tarafından gerekli görülmesi durumunda ve ilgili kamu kurumlarından gerekli olduğuna dair dilekçe veya resmi yazı alınması koşuluyla) ilişkin tüm masraflar Kiraya Veren tarafından karşılanacaktır. Kiraya Veren, Mecur'da oluşan ayıp ve hasarları, Kiracı'nın ilk yazılı talebi üzerine, 15 (on beş) günü aşmamak koşuluyla, makul bir süre içerisinde tamir edecektir. Kiraya Veren'in işbu Madde 8.1 hükümleri uyarınca Mecur'un tümü ya da bir bölümüne ilişkin olarak Kiraya Veren tarafından yapılması gereken önemli yenileme, tadilat veya tamiratını Kiracı tarafından verilen makul bir süre içerisinde (her halükarda 15 (on beş) günden daha uzun olmayan bir sürede) gerçekleştirmemesi halinde, Kiracı, Mecur'un tamamı veya bir bölümünde yapılacak bu önemli yenileme, tadilat veya tamiratı Kiraya Veren nam ve hesabına yapmaya hak kazanacak veya bu düzeltmelerin üçüncü kişiler tarafından yapılmasını sağlayacaktır. Kiracı, bu düzeltmelerin yapılmasından kaynaklanan tutarları, Kiraya Veren'e yapması gereken herhangi bir ödemeden mahsup etme hakkına sahip olacaktır.		or change of the fundamental structures or functions of the Premises and/or its integral parts (including without limitation, the roof of the Premises), accessories, dependencies, components and fixtures (where such change is required by the applicable legislation and petition or formal letter under the condition to obtain from relative public institution) shall be at the expense of the Landlord. The Landlord shall repair the defects and damages occurred in the Premises within a reasonable period, no longer than 15 (fifteen) days, upon first written request of the Tenant. If the Landlord fails to carry out such material renewal, modification or repair, to a part of, or all of the Premises, which is required to be carried out by the Landlord as per this Article 8.1, within the reasonable period (in any event, no longer than 15 (fifteen) days) granted by the Tenant, the Tenant shall be entitled to carry out such material renewal, modification or repair, to a part of, or all of the Premises on behalf of and on account of the Landlord or procure such correction by third parties. The Tenant is entitled to deduct any amount to be made for the correction of such works, from any payment it is required to make to the Landlord.
8.2.	Kiraya Veren'in Mecur'un tümü veya bir bölümüne ilişkin yapılması gereken önemli yenileme, tadilat veya tamiratı yapmayı önermesi durumunda, Kiraya Veren, yenileme, tadilat veya tamiratın yapılmasından 45 (kırk beş) İş Günü önce Kiracı'ya yazılı olarak bilgi verecek ve yapılacak yenileme, tadilat veya tamirata ilişkin tüm belgeleri Kiracı'ya temin edecek ve Kiracı'nın önceden yazılı izni olmaksızın bu faaliyetlerine başlamayacaktır. Kiraya Veren, Taraflar'ca kararlaştırılan bu süreç içerisinde, Kiracı'nın İzin Verilen Faaliyeti'ni etkilememek için elinden gelen tüm çabayı gösterecek ve Kiracı ile işbirliği içinde çalışacaktır.	**8.2.**	If the Landlord proposes to carry out a material renewal, modification or repair, to a part of, or all of the Premises, it will inform the Tenant in writing 45 (forty five) Business Days in advance of such renewal, modification or repair and provide the Tenant with all necessary documents regarding the renewal, modification or repair and will not commence any of the foregoing without the Tenant's prior written consent. The Landlord will use its best efforts to not affect the Permitted Activity of the Tenant within the context agreed to by the Parties, and will work in coordination with the Tenant.
8.3.	Kiracı, Mecur'u ve Kiracı'nın zilyetliğinde bulunan ve mütemmim cüz ve eklentileri	**8.3.**	The Tenant will preserve, the Premises and any integral parts and accessories of

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	(ana duvarlar, çatılar vb. gibi yapısal öğeler hariç), Mecur'un kendisine teslim edildiği durumda tutulması için mümkün olduğu kadarıyla koruyacaktır. Mecur'un ana duvarları, çatıları gibi yapısal öğelerinin bakımı, korunması, tamiratı ve yenilenmesi (Kiracı'nın kendi fiillerinden kaynaklanan zararlar hariç) Kiraya Veren tarafından yapılacaktır.		the Premises under the possession of the Tenant, (except for structural elements such as the main walls and the roofs, etc.) in order to maintain the condition of the Premises as delivered, to the extent possible. Maintenance, preservation, repair and renewal of structural elements such as the main walls and the roofs of the Premises (except damages that arise from the Tenant's actions) will be carried out by the Landlord.
9.	**İŞLETME RUHSATI**	**9.**	**OPERATION LICENSE**
9.1.	Kiraya Veren'in Madde 3.1.1 hükümlerindeki taahhütlerinin yerine getirilmesine ve geçerliliğine tabi olarak, Kiracı, Genel Müdürlük'ten ve diğer ilgili makamlardan İşletme Ruhsatı çıkarmak ve almak ve işbu Sözleşme hükümlerine göre Mecur'da İzin Verilen Faaliyet'i gerçekleştirmek amacıyla tüm resmi işlemleri yerine getirmekle yükümlüdür. Kiracı'nın, Kiraya Veren'e atfedilebilecek herhangi bir sebeple, devletle ilgili ruhsatları (örneğin İşletme Ruhsatı) alamayacağının veya muhafaza edemeyeceğinin anlaşılması ve bu sebeple İzin Verilen Faaliyet'i Mecur'da yürütememesi halinde, Kiracı, işbu Sözleşme'nin akdedilmesini müteakip herhangi bir zamanda, işbu Sözleşme'yi herhangi bir tazminat yükümlülüğü olmaksızın derhal feshetme hakkına sahip olacaktır.	**9.1.**	Subject to the fulfillment and validity of the Landlord's undertaking under Article 3.1.1, the Tenant shall be responsible for the issuance and receipt of the Operation License from the General Directorate and other relevant authorities as well as for carrying out all official transactions to perform the Permitted Activity within the Premises in accordance with provisions of the Contract. The Tenant shall be entitled to immediately terminate this Contract without any compensation requirement at any time following the execution of this Contract, if the Tenant cannot carry out the Permitted Activity within the Premises if it is determined by the Tenant that it is not possible to obtain or maintain governmental licenses (e.g. the Operation License) due to any reason attributable to the Landlord.
10.	**ALT KİRALAMA VE SÖZLEŞME'NİN DEVRİ**	**10.**	**SUB-LEASE AND ASSIGNMENT OF THIS CONTRACT**
10.1.	Kiracı, Mecur'u kısmen veya tamamen üçüncü kişilere devredemez; üçüncü kişilerin kullanımına tahsis edemez ve üçüncü bir kişiye alt kiraya veremez. Ancak Kiracı, işbu Sözleşme'yi, TPI Composites, Inc.'in doğrudan veya dolaylı olarak sahibi olduğu herhangi bir tüzel kişiliğe devretme veya alt kiraya verme hakkına sahip olacaktır.	**10.1.**	The Tenant shall not transfer the Premises partially or fully to third parties, allocate the Premises for the use of third parties and sub-lease the Premises, provided that Tenant shall have the right to assign or sublease this Contract to any entity beneficially owned by TPI Composites, Inc.
11.	**MECUR'UN KİRAYA VEREN TARAFINDAN DEVREDİLMESİ**	**11.**	**TRANSFER OF THE PREMISES BY THE LANDLORD**
11.1.	Kiraya Veren'in Mecur'u satması ya da gerçek veya tüzel kişilere satışa çıkarması durumunda, Kiracı, 4721 sayılı Türk Medeni Kanunu'nun 735. Maddesi uyarınca önalım	**11.1.**	The Tenant shall have a bona fide pre-emptive right pursuant to Article 735 of the Turkish Civil Code No. 4721 to purchase the Premises if the Landlord

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	hakkına sahip olacaktır.		sells or offers any of them for sale to real persons or legal entities.
12.	**SİGORTA**	**12.**	**INSURANCE**
12.1.	Kiracı, Mecur'daki yangın ve diğer tehlikelere karşı gerekli önlemleri almak ve Mecur dahilinde bulunan bina ve tesislere ilişkin olarak yangına karşı sigorta yaptırmakla yükümlüdür.	**12.1.**	The Tenant is obligated to take the necessary precautions against fire and other dangers in the Premises and is obligated to undertake insurance related to the buildings and facilities located in the Premises against fire.
12.2.	Kiracı, işletme, ekipman ve üçüncü şahıs sorumluluk sigortası yaptırmakla yükümlüdür.	**12.2.**	The Tenant shall be liable for operational liability, equipment and third party liability insurance policies.
13.	**FESİH**	**13.**	**TERMINATION**
13.1.	Kiracı'nın İşletme Ruhsatı'nın süresinin dolması ya da iptal edilmesi veya Taraflar'ın feshi ihbarı üzerine işbu Sözleşme feshedilecektir. Her halükarda, işbu Sözleşme'nin süresi, İşletme Ruhsatı'nın süresinden uzun olmayacaktır.	**13.1.**	In the event of expiration or cancellation of the Operation License of the Tenant, or with a notice of termination of the Parties, this Contract shall be terminated. In any event, term of this Contract cannot be longer that the Operation License's duration.
13.2.	Kiracı'nın işbu Sözleşme'yi, Kira Süresi'nin sona ermesinden önce, herhangi bir haklı neden olmaksızın feshetmesi durumunda, Kiracı, Kira Bedeli ödeme yükümlülüğünün başlangıcından Kira Süresi'nin sonuna kadar kalan bakiye Kira Bedelleri'ni, eğer varsa, Ön Ödeme'nin bakiye kısmı mahsup edildikten sonra, ödemekle yükümlü olacaktır.	**13.2.**	If the Tenant terminates this Contract before the expiration of the Rental Term without any just cause, the Tenant will be obligated to pay the remaining Rental Fee amounts until the end of the Rental Term starting from the commencement date of the Rental Fee payment obligation less the amount of the outstanding balance of the Advance Payment, if any.
13.3.	Kiraya Veren'in Sözleşme'nin herhangi bir önemli hükmünü ihlal etmediği sürece, Kiracı'nın aylık Kira Bedeli'nin muaccel olduğu tarihten itibaren 90 günden fazla bir süre için temerrüde düşmüş olması halinde, tüm kira bedelleri muaccel olur ve Kiraya Veren işbu Sözleşme'yi feshedebilir. İşbu Sözleşme'nin feshedilmiş olması, muaccel olan kira bedellerinin talep edilemeyeceği anlamına gelmez. Yıllık temerrüt faizi Euribor + %3'tür.	**13.3.**	So long as Landlord is not in breach of any material provision of this Contract, if the Tenant defaults on the monthly Rental Fee for more than 90 days past the applicable due date; all the current rent payments are due and Landlord may terminate this Contract. The termination of this Contract does not mean rent payments due cannot be requested. Yearly default interest is % 3 + Euribor.
14.	**MECUR'UN İADESİ**	**14.**	**RETURN OF THE PREMISES**
	Kira Süresi'nin sona ermesi ya da Sözleşme'nin burada belirtilen nedenlerden dolayı feshi ya da Sözleşme'nin Kiracı tarafından feshedilmesi durumunda, Kiracı Mecur'u, 60 gün içinde tahliye edecek ("**Tahliye Süresi**") ve Mecur'u, mümkün olduğu ölçüde kendisine teslim edildiği şekilde, Kiraya Veren'in		Upon the expiration of the Rental Term or termination of this Contract for causes set forth in this Contract or termination of this Contract by the Tenant, the Tenant shall vacate the Premises within 60 days (the **"Eviction Term"**) and to have the Premises ready for use by the Landlord and in the

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kullanımı için hazır edecektir. Tahliye Süresi boyunca Kiracı, Kiraya Veren'e herhangi bir ödeme yapmayacaktır. Ancak, Kiracı'nın Mecur'u Tahliye Süresi'nin sonuna kadar tahliye etmemesi durumunda, Kiracı fiili olarak tahliyenin gerçekleşeceği tarihe kadar, Tahliye Süresi'ni aşan beher gün için Kira Bedeli'ni ve günlük 1.000 Euro tutarındaki cezai şartı Kiraya Veren'e ödeyecektir.		same condition as it was delivered to the extent possible. During the Eviction Term, the Tenant shall not make any payments to the Landlord. However, if the Tenant does not vacate the Premises by the end of the Eviction Term, the Tenant shall be obligated to pay Rental Fee as well as a daily penalty of EUR 1,000 per each day beyond the Eviction Term until actual vacation of the Premises.	
15.	**BİLDİRİMLER**	**15.**	**NOTIFICATIONS**
15.1.	Taraflar'ın birbirlerine gönderecekleri tüm bildirimler yazılı ya da ilgili mevzuatın gerektirdiği şekilde olacak ve Taraflar'ın aşağıdaki adreslerine gönderilecektir.	**15.1.**	All notices from any of the Parties shall be made in writing or in the form required by the respective legislation to the following addresses of the Parties:
Kiraya Veren'e: **İsim** : **Arda Erel** **Telefon** : +90 232 464 23 11 **Faks** : + 90 232 479 32 25 **Adres** : Kültür Mah. 1476 Sokak No:2 K:16 D:61 Aksoy Residence İZMİR		**To the Landlord:** **Name** : **Arda Erel** **Telephone** : +90 232 464 23 11 **Fax** : + 90 232 479 32 25 **Address** : Kültür Mah. 1476 Sokak No:2 K:16 D:61 Aksoy Residence İZMİR	
Kiracı'ya: **İsim** : **Gökhan Serdar** **Telefon** : +90 232 327 34 40 **Faks** : + 90 232 327 40 58 **Adres** : 1 Sokak No. 70 Sasalı Mahallesi, Çiğli 35621 İzmir		**To the Tenant:** **Name** : **Gökhan Serdar** **Telephone** : +90 232 327 34 40 **Fax** : + 90 232 327 40 58 **Address** : 1 Sokak No. 70 Sasalı Mahallesi, Çiğli 35621 İzmir	
15.2.	Taraflar, Kiracı'nın Mecur'da bildirim yapılacak adresi haricindeki adreslerini değiştirebilirler. Adresini değiştiren Taraf, diğer Tarafa söz konusu değişikliği bildirmek zorundadır. Adres ve/veya faks numaralarında herhangi bir değişikliğin olması ve bu değişikliğin Madde 15.1 uyarınca diğer Taraf'a bildirilmemesi durumunda, son bildirilmiş olan adrese ve/veya faks numarasına, duruma göre, gönderilen ya da teslim edilen bildirimler geçerli ve bağlayıcı olacak ve geçerli bir şekilde teslim alınmış olarak kabul edilecektir.	**15.2.**	The Parties may change the aforementioned addresses except for the address for notification to be made at the Premises to the Tenant. The party changing its address must inform the other party of the change. If there is any change in the address and/or fax number and this change is not communicated to the other Party in writing pursuant to Article 15.1 above, the notifications, depending on the situation, sent or delivered to the last known address and/or fax number of such Party shall be valid and binding and deemed validly received.
15.3.	Taraflar, temerrüt ya da feshe ilişkin bildirim ve yazışmaların Türk Ticaret Kanunu'nun 18/3 maddesine uygun olarak Türkiye Cumhuriyeti dahilindeki noterler aracılığıyla, taahhütlü posta yoluyla, telgraf	**15.3.**	The Parties agree that notices or communications of default and termination shall be made via a notary public in The Republic of Turkey, registered mail, telegram or registered

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	ya da güvenli elektronik imza taşıyan e-posta ile yapılacağını kabul etmektedirler.		email bearing a secured electronic signature pursuant to the third paragraph of Article 18 of the Turkish Commercial Code.
16.	**YETKİLİ MAHKEME**	**16.**	**JURISDICTION**
Taraflar, işbu Sözleşme'den kaynaklanabilecek her türlü çelişki, uyuşmazlık veya taleplerin çözümü ile ilgili olarak İzmir Mahkemeleri ve İcra Daireleri'nin yetkili olduğunu beyan ederler.		The Parties declare themselves subject to the jurisdiction of the Courts of İzmir and the Execution Offices for the resolution of any controversy, dispute or claim that may arise from this Contract.	
17.	**GİZLİLİK**	**17.**	**CONFIDENTIALITY**
17.1.	Taraflar, işbu Sözleşme'nin müzakeresi, yayınlanması ve uygulanması sırasında elde edilen ve ilgili mevzuat tarafından gerekli görülenler dışındaki hiçbir bilgiyi, diğer Taraf'ın yazılı onayı olmaksızın üçüncü kişilere açıklamayacaklarını kabul ederler. Taraflar, çalışanlarının veya işleri gereği bu bilgilere erişmiş kişilerin de bu hükmü ihlal etmeyeceklerini karşılıklı olarak garanti ederler.	**17.1.**	The Parties agree not to disclose to third parties any information obtained during the negotiation, publication and application of this Contract without the prior written consent of the non-disclosing Party, except for information required by related legislation. The Parties guarantee to each other that all persons they employ or persons who have obtained information as a result of a relationship shall not breach this provision.
17.2.	İşbu gizlilik maddesi, Sözleşme'nin herhangi bir sebeple feshedilmesi ya da süresinin dolmasından sonra da geçerliliğini sürdürecektir.	**17.2.**	This confidentiality clause shall continue to be in force even after the termination and expiration of this Contract for any reason.
18.	**VERGİ VE HARÇLAR**	**18.**	**TAXES AND CHARGES**
18.1.	İşbu Sözleşme'nin akdedilmesi sebebiyle ödenecek damga vergisi ve/veya noter masrafları, eğer varsa, Taraflar'ca eşit olarak karşılanacaktır.	**18.1.**	Any stamp duties and/or notary charges to be paid as a result of the execution of this Contract shall be borne equally by the Parties, if applicable.
18.2.	İşbu Sözleşme'nin tapu siciline şerh edilmesinden kaynaklanan her türlü masraf ve harçlar Kiracı tarafından karşılanacaktır.	**18.2.**	Expenses and duties arising from the annotation of this Contract with the land registry shall be borne by the Tenant.
18.3.	Kiracı, mevcut olması halinde, Mecur'un mülkiyeti ile ilgili bir vergi, harç ve ücret ödemesinden sorumlu olmayacaktır. Kiracı, kendisi tarafından tüketilen su, elektrik ve gaz hizmet faturaları ile çevre temizlik vergisi ve Mecur'un kullanımı ile ilgili olarak ödenmesi gereken diğer vergi ve harçları ödemekle yükümlüdür.	**18.3.**	The Tenant will not be liable for any tax, charge or fee payments regarding the ownership of the Premises, if any. The Tenant will be responsible for the utility payments for water, electricity, gas that are consumed by the Tenant together with the environmental cleaning tax and other taxes and charges that may be payable in relation to the use of the Premises.
18.4.	Kiraya Veren, Mecur'a ilişkin her türlü kamu kurum ve kuruluşu tarafından belirlenen ve bu kurum ve kuruluşlara ödenecek tüm emlak vergileri, değerlemeler, ücret ve	**18.4.**	Landlord shall pay all property taxes, assessments, fees and other amounts charged by and owing to any governmental agency or authority with

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	diğer bedelleri ödeyecektir.		respect to the Premises.
19.	**TAPU SİCİLİNE ŞERH**	**19.**	**ANNOTATION TO THE LAND REGISTRY**
19.1.	Kiracı, işbu Sözleşme'nin imzalanmasını müteakip, Sözleşme'yi tüm masrafları kendisine ait olmak üzere, ilgili tapu sicil müdürlüğü nezdinde Mecur'un tapu kayıtlarına tek başına şerh verme hakkına sahiptir.	**19.1.**	The Tenant is solely entitled to annotate this Contract to the records of the Premises before the relevant land registry following the signing of the Contract at its own expense.
19.2.	Taraflar, Sözleşme'nin uzatılmış dönemler için şerh edileceği hususunda mutabıktırlar.	**19.2.**	The Parties hereby agree that the Contract shall be annotated for extended periods.
19.3.	İnşaat harcamalarının karşılanması amacıyla Mecur, işbu Sözleşme'nin Taraflar'ca imzalanmasını ve Mecur'un tapu kayıtlarına şerh edilmesini müteakip, Kiraya Veren'in Madde 4.6'da düzenlenen yükümlülüklerine tabi olarak, bir kredi anlaşması karşılığında bir finans kuruluşu lehine takyidata konu olabilir. Herhangi bir şüpheye mahal vermemek adına, Taraflar, işbu Sözleşme ilgili tapu sicil müdürlüğü nezdinde şerh edilene kadar, Mecur'un tapu kayıtlarının her türlü takyidattan ari tutulacağı konusunda mutabık kalmışlardır.	**19.3.**	The Premises may be encumbered to a financial entity in return of a loan agreement for the construction expenditures; after this Contract has been signed by the Parties and annotated with the relevant land registry, subject to Landlord's obligations set forth in Article 4.6. For the avoidance of any doubt, the Parties agree that the Premises shall be free from any encumbrances until this Agreement is annotated with the relevant land registry.
20.	**MÜCBİR SEBEPLER**	**20.**	**FORCE MAJEURE**
20.1.	Tarafların herhangi bir fiilinden (veya herhangi bir fiili gerçekleştirmemesinden) kaynaklanmayan veya Taraflar'ın kontrolü dışındaki nedenlerden ortaya çıkan, gerekli izin ve onayların alınması veya Mecur'un işletilmesini ya da Tarafların işbu Sözleşme gereği yükümlülüklerini yerine getirmesini kısmen ya da tamamen engelleyen her türlü durum veya olay, Mücbir Sebep olarak kabul edilecektir.	**20.1.**	Any condition or event that does not result from any action (or inaction) of the Parties, or which occurs for reasons beyond the control of the Parties, hindering the receipt of necessary permission and approvals, or the operation of the Premises, or which hinders the fulfilment of the duties of the Parties contemplated in this Contract in part or in whole, shall be considered a Force Majeure event.
Mücbir Sebepler, bunlar dahil ancak bunlarla sınırlı olmamak üzere, aşağıda belirtilmiştir: (i) yangın, (ii) sel, (iii) deprem, (iv) salgın hastalıklar, (v) işin tamamlanmasını engelleyen sabotaj ya da benzeri olaylar; (vi) genel grevler, (vii) ülkede savaş durumu nedeniyle alınmış olağanüstü önlemler ya da uygulamalar; ve (viii) Mecur'a önemli zararlar veren ve Kiracı'nın Mecur'daki faaliyetlerinin önemli ölçüde gecikmesine ve engellenmesine sebebiyet veren benzer koşullar.		Force Majeure events include, but are not limited to: (i) fire, (ii) flood, (iii) earthquake, (iv) epidemics, (v) sabotage or similar events preventing the completion of work, (vi) general strike, (vii) extraordinary measures or practices due to a state of war in the country, and (viii) such conditions causing substantial damage to the Premises which result in any substantial delay or obstruction to the Tenant's business activities in the Premises.	

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20.2.	Kiracı'nın Kira Bedeli ödeme yükümlülüğü, Mücbir Sebepler devam ettiği müddetçe askıya alınacaktır.	**20.2.**	Rent payment obligation of the Tenant, shall be suspended through the term of the Force Majeure event.
20.3.	Mücbir Sebep teşkil eden olayların 90 (doksan) günden uzun sürmesi durumunda, Kiracı işbu Sözleşme'yi herhangi bir tazminat ödemeksizin feshedebilir.	**20.3.**	If the Force Majeure event exceeds 90 (ninety) days, Tenant may terminate this Contract without penalty.
21.	**SÖZLEŞME'NİN BÖLÜNEBİLİRLİĞİ**	**21.**	**SEVERABILITY OF THE CONTRACT**
İşbu Sözleşme'nin herhangi bir hükmünün herhangi bir şekilde yasalara aykırı, ya da uygulanamaz olması halinde, yalnızca ilgili hüküm geçerliliğini yitirecek ve Sözleşme'nin geriye kalan tüm hükümleri geçerli olmaya devam edecektir. Sözleşme'nin esaslı unsurlarını oluşturan hükümlerinden birinin geçersiz sayılması durumunda, Taraflar, Taraflar bu hükmün yerini alacak bir maddenin Sözleşme'ye dercedilmesi için gerekli olan tüm çabayı göstereceklerdir.		In the event that any provision of this Contract is rendered invalid or unenforceable, then only such provision shall lose its validity, and all remaining provisions of this Contract shall continue to be valid. In the event that any provision constituting substantial elements of the Contract is rendered invalid, the Parties shall use their best efforts to replace this provision with another in the said Article.	
22.	**FERAGAT**	**22.**	**WAIVER**
Taraflar'dan birinin işbu Sözleşme uyarınca kendisine tanınmış herhangi bir hak ve yetkiyi kullanmaması veya kullanmakta gecikmiş olması, bu haklarından feragat ettiği anlamına gelmez ve hakkın bir kez veya kısmen kullanılmış olması söz konusu hakkın tekrar kullanımını veya diğer bir hakkın, yetkinin veya imtiyazın kullanımını engellemez.		The failure or delay by a Party in the exercise of its rights or competency granted under this Contract shall not constitute a waiver of its rights, and the partial or one-time use of a right does not prevent the use of the said right again or the use of another right, competency or privilege.	
23.	**ÇEŞİTLİ HÜKÜMLER**	**23.**	**MISCELLANEOUS PROVISIONS**
23.1.	İşbu Sözleşme, Taraflar arasında herhangi bir ortak girişim, adi ortaklık veya herhangi bir iş ortaklığı yaratmaz.	**23.1.**	This Contract does not constitute any joint venture, partnership or business partnership of any kind between the Parties.
23.2.	Kiraya Veren ve Kiracı işbu Sözleşme'de öngörülen cezai şartların makul olduğunu, fahiş olmadığını ve tenkisini talep etmeyeceklerini kabul ve taahhüt ederler.	**23.2.**	The Landlord and the Tenant hereby acknowledge and undertake that the penalties set forth in this Contract are not excessive and that it shall not demand reduction.
23.3.	Taraflar'ın işbu Sözleşme'de belirtilen hak ve yükümlülüklerine halel gelmeksizin, Taraflar, Mecur'un işbu Sözleşme'nin Madde 3 hükmüne göre teslime hazır hale gelmesini müteakip, Genel Müdürlük'ten onay almak üzere, işbu Sözleşme'nin Ek 7'sinde yer alan kira sözleşmesini imzalayacaklarını kabul, beyan ve taahhüt ederler. Kiraya Veren, işbu Sözleşme'nin, İZBAŞ'ın ve ilgili tapu sicil müdürlüğünün talepleri doğrultusunda, TPI Composites, Inc. veya İzmir Serbest Bölgesi'ndeki	**23.3.**	Without prejudice to the Parties' rights and obligations set forth under this Contract, the Parties hereby agree, acknowledge and undertake to execute the lease agreement attached to Annex 7 of this Contract, once the Premises is ready for delivery in accordance with Article 3 of this Contract in order to obtain approval from the General Directorate. The Landlord agrees and acknowledges that this Agreement may need to be assigned to or re-executed with the new

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	faaliyetler için kurulacak iştiraklerine ("**Yeni Şirket**") devredilebilmesi veya Yeni Şirket ile yeniden imzalanması gerekebileceğini kabul ve beyan eder. Böyle bir durumda, Kiraya Veren, işbu Sözleşme'yi ve/veya halin icabına göre Ek 7'de yer alan kira sözleşmesini Yeni Şirket'le bir Türkiye Cumhuriyeti Noteri huzurunda düzenleme şeklinde imzalamayı taahhüt etmektedir.		company to be incorporated by TPI Composites, Inc. or its affiliates for the activities within the İzmir Free Zone (the "**NewCo**"), subject to İZBAŞ and the land registry's requests. In such event, the Landlord undertakes to execute this Contract and/or the lease agreement attached to Annex 7 of this Contract, as the case may be, with the NewCo before a Turkish notary public in statutory form.
23.3.1.	Taraflar, işbu Sözleşme'nin Ek 7'si altında yer alan kira sözleşmesinin imzalanmasıyla, işbu Sözleşme'nin ayrılmaz parçası haline geleceği konusunda mutabıktırlar.	**23.3.1.**	The Parties agree that once the lease agreement attached to Annex 7 of this Contract is signed, it will become an integral part of this Contract.
23.4.	İşbu Sözleşme, Türkçe ve İngilizce olarak imzalanacak ve Türkçe metin Taraflar için bağlayıcı olacaktır.	**23.4.**	This Contract shall be executed in Turkish and English and the Turkish text shall be binding for the Parties.
23.5.	**Yolsuzlukla Mücadele Kanunları'na Uygunluk**	**23.5.**	**Anti-Bribery Compliance**
Kiraya Veren ve Kiracı, aşağıdaki hususları garanti ve taahhüt etmektedirler:		The Landlord and the Tenant warrant and undertake that:	
(a)	Memurları, çalışanları, acenteleri, yüklenicileri veya alt yüklenicilerinin hiç biri aşağıdakileri içeren hiçbir davranışı yapmamış, yapmayacak; yapmalarına izin verilmemiş ve verilmeyecektir:	**(a)**	neither it nor any of its officers, employees, agents, contractors or sub-contractors have/has done, or permitted to be done, or will do or will permit to be done, anything which:
(i)	Herhangi bir Yolsuzlukla Mücadele Kanunu'nu ihlal etmekte olması veya ihlal etme ihtimalinin bulunması; veya	**(i)**	are/is in breach, or is likely to have been in breach, of any Anti-Corruption Laws; or
(ii)	Kiracı'nın Yolsuzlukla Mücadele Kanunu'nu ihlal etmesine sebebiyet verecek olması veya sebebiyet verme ihtimalinin bulunması;	**(ii)**	will result, or are/is likely to result, in the Tenant being in breach of any Anti-Corruption Laws;
(b)	Kiracı'nın ve/veya Kiraya Veren'in yolsuzlukla mücadele politikalarını uygulaması ve bunların Kiraya Veren'e açıklanması durumunda, Kiraya Veren ve Kiracı bunlara uyacak ve her bir memuru, çalışanı, acentesi, yüklenicisi ve alt yüklenicisinin bu yolsuzlukla mücadele politikalarına uymasını sağlayacaktır; ve	**(b)**	if the Tenant and/or the Landlord implements Anti-Corruption Policies and these are made known to the Landlord, the Landlord and the Tenant shall comply, and shall procure compliance by each of their officers, employees, agents, contractors and sub-contractors, with such Anti-Corruption Policies; and
Kiracı'nın ve Kiraya Veren'in birbirlerinden işbu maddedeki yükümlülüklerine uydukları konusunda tatmin olmak için zaman zaman Kiraya Veren'den isteyebileceği doküman ve bilgileri sağlayacak ya da sağlattıracaktır.		it will provide, or procure the provision of, such documentation or other information as the Tenant may from time to time request to satisfy itself that the Landlord and the Tenant have complied each other with their obligations under this clause.	

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24. DEĞİŞİKLİKLER	24. AMENDMENTS
İşbu Sözleşme üzerinde yapılacak her türlü tadil ve değişiklik yazılı olarak ve Taraflar'ın karşılıklı mutabakatı ile yapılacaktır.	Any amendment or alteration to this Contract shall be made in writing with the mutual consent of Parties.
Mutabakatlarının ifadesi olarak Taraflar, işbu Sözleşme'yi 9 Aralık 2015 tarihinde bir orijinal nüsha olarak akdetmişlerdir.	As a manifestation of accordance, the Parties have executed this Contract on 9 December 2015 in one original copy.
EKLER	**ANNEXES**
Ek-1 Ekipman Listesi	**Annex-1** List of Equipment
Ek-2 Mimari, Beton, Statik ve Elektrik Uygulama Projeleri	**Annex-2** Architectural, Concrete, Static and Electricity Application Projects
Ek-3 Teknik Şartnameler	**Annex-3** Technical Specifications
Ek-4 Yerleşim Planı	**Annex-4** Layout Plan
Ek-5 İş Programı	**Annex-5** Performance Schedule
Ek-6 Toprak Analizi Raporu	**Annex-6** Soil Quality Report
Ek-7 İzbaş Matbu Kira Sözleşmesi	**Annex-7** İzbaş Standard Lease Agreement
Kiracı adına **TPI Turkey IZBAS, LLC** **William E. Siwek** ________________ **9 Aralık 2015**	**On behalf of the Tenant** **TPI Turkey IZBAS, LLC** **William E. Siwek** ________________ **9 December 2015**
Kiraya Veren adına Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi **Arda Erel** ________________ **9 Aralık 2015**	**On behalf of the Landlord** Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi **Arda Erel** ________________ **9 December 2015**

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24. DEĞİŞİKLİKLER	24. AMENDMENTS
İşbu Sözleşme üzerinde yapılacak her türlü tadil ve değişiklik yazılı olarak ve Taraflar'ın karşılıklı mutabakatı ile yapılacaktır.	Any amendment or alteration to this Contract shall be made in writing with the mutual consent of Parties.
Mutabakatlarının ifadesi olarak Taraflar, işbu Sözleşme'yi 9 Aralık 2015 tarihinde bir orijinal nüsha olarak akdetmişlerdir.	As a manifestation of accordance, the Parties have executed this Contract on 9 December 2015 in one original copy.
EKLER	**ANNEXES**
Ek-1 Ekipman Listesi	**Annex-1** List of Equipment
Ek-2 Mimari, Beton, Statik ve Elektrik Uygulama Projeleri	**Annex-2** Architectural, Concrete, Static and Electricity Application Projects
Ek-3 Teknik Şartnameler	**Annex-3** Technical Specifications
Ek-4 Yerleşim Planı	**Annex-4** Layout Plan
Ek-5 İş Programı	**Annex-5** Performance Schedule
Ek-6 Toprak Analizi Raporu	**Annex-6** Soil Quality Report
Ek-7 İzbaş Matbu Kira Sözleşmesi	**Annex-7** İzbaş Standard Lease Agreement
Kiracı adına **TPI Turkey IZBAS, LLC** **~~Bill Siwek~~** William E. Siwek [signature] **9 Aralık 2015**	**On behalf of the Tenant** **TPI Turkey IZBAS, LLC** **~~Bill Siwek~~** William E. Siwek [signature] **9 December 2015**
Kiraya Veren adına Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi **Arda Erel** ________________ **9 Aralık 2015**	**On behalf of the Landlord** Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi **Arda Erel** ________________ **9 December 2015**

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ALL PROJECT WILL BE PREPARED BY DERE
DETAILED PROJECT LAYOUTS
CIVIL	MECHANICAL	ELECTRICAL
Architectural Drawings	Mechanical Design&Calculations	Electrical Design&Calculations
Structural Calculations	P&ID	P&ID
Infrastructure Drawings	Utilites Drawings	Utilities Drawings
Foundation Drawings
Landscaping Drawings

BUILDING

NO ITEM

1 Ground Preparation

2 Foundation

3 Building Civil Infrastructure

4 Facade

5 Roof

6 Skylights

7 Doors/Gates

8 Emergency Exits

9 Smoke Vents

10 Gate House

11 Main Gate

12 Waste Handling Area

13 Liquid Flammable Storage Area

14 Loading Bay and Canop

15 Warehouse spillage Drains

16 Factory Floof Parapet

OFFER SCOPE

TPI

DERE

N/A

Only Civil Work

Utilities & Systems

MECHANICAL

NO MAIN SYSTEMS

1 Water Supply system

2 Water Treatment System

3 LNG System

4 Fuel System

5 HVAC System

6 Fireprotection System

7 Copressed Air System

8 Vaduum System

9 Dust Collection System

12 Drainage Systems

13 Smoke Ventillation System

14 Air Surtains for 6 Industrial Doors

SUB-SYSTEM

Water Tanks

Booster pumps

Dosage Units

Soitening Units

Gas Storate Tanks

Pressure Regulations Stations

Fuel Storage Tanks

AHUSs

Boiler

Chillers

Pump stations

Ductlog

Air Dampers

Office & Social Aresas HAVAC(Fanccils)

Automation System

Fire Water Tanks

Psrinker System

fire Pamp Sets Electrical/Diesel

Fire Zone Control Stations

Compressors

Pressurized Air Tanks

Ais Dryes

Vacum Pumps

Vacum Pipelines

Dust collection Units

Dust Collection Piplines

Sewer Sysetm

Rainwater System

Waslewater System

Smoke Vents

Air C

PRODUCTION MACHINERIES OFFER SCOPE LAST AGGR6M6NT NO ITEM 1 Molds & Power Hinges TPI TPI 2 Resin Machines TPI tw 3 Paste Machines TP! Tfü 4 Degassing Machines TPI TPI 5 Blade Cut & Drill Machines TPI 6 Fiberglass Cutting Machines TPI TPI

7 Cranes (8 no) DERE der6 DERE 8 Production Tooling TPI tpi 9 Paint Booth DERE TPI Can be included with Change Order. 10 Post Curing Oven DERE CO Can be included With Change Order. 11 For klifts/Trucks TPI TPI 12 Manlifts TPI TPI 13 trim booths DERE

TPI Can be included with change Order. 14 paint prep booth DERE ?TW Can be included with Change Order.

Utilities & Systems

ELECTRICAL

NO	MAIN SYSTEMS	SUB-SYSTEMS		OFFER SCOPE		LAST AGGREMENT	
1	HV System	HV Distribution	DERE	DERE		DERE	
		Transformers	DERE	DERE		DERE	
2	LV System	LV Distribution	DERE	DERE		DERE	
		Transformers	DERE	DERE		DERE	
3	Power System	Site Panels	DERE	DERE		DERE	
4	Lighting System	Lighting and Emergency Lighting	DERE	DERE		DERE	
5	Earthing&Lighting Protection System		DERE	DERE		DERE	
6	Generator system	Generator Distribution Panels	DERE	DERE		DERE	
7	CCTV System		DERE	DERE		DERE	
8	Public Address/Voice Alarm System		DERE	DERE		DERE	
9	Fire Detection/Fire Alarm System	Smoke Dedectors	DERE	DERE		DERE	
		Beam Dedectors	DERE	DERE		DERE	
		Fire Alarm Panel	DERE	DERE		DERE	
10	Access Control System	Turnstiles	DERE	DERE	accepted	DERE	
		Gates	DERE	DERE	accepted	DERE	
11	Network System	IT Infrasturcture/Cabling	DERE	DERE		DERE	
		Server Equipments	DERE	DERE		DERE	
12	PABX & Telephone System	PABX	DERE	DERE		DERE	
		Cabling	DERE	DERE		DERE	
		fixed phones	DERE	DERE		DERE	
13	Slab Bottom socket System			DERE		DERE	
14	Paraped Canal System			DERE		DERE	
15	Satellite & Antenna System			DERE		DERE	
16	Ups System (1 pc. 100 kva)			DERE		DERE	
17	Automation Cabling	HVAC Automation		DERE		DERE	
18	Exterior lighting	HVAC Automation				DERE	Up to 50,000 USD included. Above will be Change Order.

INTERIOR DESIGN		OFFER SCOPE		Agrement Olny DERE provide basement, TPI will provide structure & Sign Board
NO	ITEM
1	TPI Totem	DERE DERE TPI TPI TPI TPI TPI
2	Reception Desk				DERE
3	Office Furnitures			GMOECICE DERE Kapsam?nda	All in TPI Scope. (GM Office Furnitures and Interior Design scope of DERE) TBI TBI TBI TPI DERI TBI TPI TPI
4	Archive Cabinets
5	Kitchen Equipments
e	Restaurant Furnitures
7	Interior Decoration
S	Sanitaryware/Accessories	DERE	DERE
9	Kitchenettes complete with equipments	TPI TPI TPI
10	Rest Areas complete with Furnitures
11	Meeting Rooms

T2 - PHASE 1a-new (4 line moulding building)
SITE PREPARATION
Site specific excavations & Filling / m3
Concrete pad & roadwork etc. / m2
Hard gravel and other landscaping / m2
Infrastructural Works / m2
Soil Nailing&Shotcrete
FACTORY CAMPUS:
*****Production Area : 24,805 m2**
*****Warehouse : 2,725 m2**
*****Chemical Warehouse inside the Warehouse : 144 m2**
*****Offices (+0.50 level): 1,073 m2**
*****Offices (-4.00 level): 1,315 m2(Basement)**
*****Offices in Utility (+4.00 level): 912 m2**
*****Utility (+0.00 level) :2,290 m2**
*****Utility (+8.00 level) :427 m2**
*****Below +0.00 Constructions Including Water Tank, Mechanical Room and Basement Channels:2,117 m2**
***** Gatehouse : 150 m2**
***** Waste Handling Area : 1,011 m2**
CIVIL WORKS
Earthworks
Concrete Works
Precast Works
Structural Steel Works
Cladding (Facade, Roof, Fireproof Partitions)
Insulation and Drainage Works
Doors (Industrial, Fireproof, Shutters)
6 ea. Air Curtain for Industrial Doors(Up to 10.000 USD/each included)
Offices
Cranes (622 lm Crane Path, 8 Cranes-15ton)
Gate House(Civil Works,Electrical Works, Mechanical Works are included)
Waste Handling Area
Warehouse Spillage Drains
ELECTRICAL WORKS
Earthing System
Lightning Protection System
Cable Tray System
Pipe & Conduits System
Fixtures (Electronic Balast + Lamp included)
Sorties (With 220 Combined Sockets and Nhxmh Cable)
Sorties
Cables System
Busbar System (Between transformer Main Panel and Lighting Busbar)
Telephone & Data System
Slab Bottom socket System
Paraped Canal System

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Satellite & Antenna System
Ups System (1 pc. 100 kva)
Generator System (4 Pieces Total 4000 KVA Standby Diesel Generator)

T2 - PHASE 1a-new (4 line moulding building)
ELECTRICAL WORKS (Continue)
Medium Voltage Switchgear (5 Pieces 11000 KVA, may vary taken according to the energy permit to be taken)
Main & Distribution Boards (Switchgear materials included
Fire Alarm System (Should the legal obligations)
Emergency Announcement System
Emergency Lighting & guidance System
Exterior Lighting(Up to 50.000 USD included)
MECHANICAL WORKS
1. PLUMBING
Booster system with all equipment, piping and sanitary ware. Water softening unit is considered for the consumption hot water and circuit feeding water for boilers and chillers.
2. ADMINISTRATIVE BUILDING HVAC INSTALLATION
In administrative building heating and cooling will be done via VRF system and ventilation via heat recovery units. Exhaust fans are considered for the toilets. Office Building Hot Water System is included.
3. PRODUCTION BUILDING VENTILATION INSTALLATION
In production building air handling units with mixing chambers and indirect coils considered. Vertical type air handling units located inside the production area to both supply fresh air and condition the air inside.
4. PRODUCTION BUILDING HEATING - COOLING INSTALLATION
Air cooled chillers are considered for the cold water supply to the air handling units and natural gas fueled boilers are considered for the hot water supply to the air handling units of the production building and hot water consumption. Hot and cold water supply of Paint Booth&Trim Booth HVAC Systems
5. ADMINISTRATIVE BUILDING FIRE FIGHTING SYSTEM
Fire cabinets and sprinkler system is considered for the administrative building. Gas extinguishing system is included for the server room.
6. PRODUCTION BUILDING FIRE FIGHTING SYSTEM
Fire cabinets and sprinkler system is considered for the production building. Foam fire extinguisher is considered for the paint and resin departments.
7. NATURAL GAS INSTALLATION
Natural gas supply from the main gas line to only boilers including the station, piping, valves and etc. (Post Curing Ovens NG feedings are inlcuded)
8. COMPRESSED AIR INSTALLATION
Separate rings for each hall is considered. Branches are taken from these rings and taken to the ground level. (2 ea, 75 kw, 9bar)
9. VACUUM INSTALLATION
Vacuum System Installation including piping and automation. (Including stand-by and and emergency vacuum
10. SEISMIC PROTECTION SYSTEMS
Seismic protection for only fire fighting installation is considered.
11. AUTOMATION SYSTEMS
Only HVAC Systems automation.
12. DUST COLLECTION SYSTEMS
Only Installation

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Work Schedule Adrvity ID İm TPI-2 Production Facility Construction Plan 2,07.12 2015 7th of DECEMBER DC-TPI-1000 TPI-2.30,06 2016 30th Of JUNE TPI-2.30.06.2016.MH Molding Hall and Warehouse I DC-TPI-2000 DC TPI 2010 DC-TPI-2020 - TPI-2.30.06.2016.MH.EW Electrical Works DC-TPI-2030 S DC-TPI-2040 | DC-TPI-2050 DC-TPI-2060 DC-TPI-2070 DC-TPI-2080 | DC-TPI-2090 DC-TPI-2100 TPI-2.30.06.2016.EX External Areas TPI-2.30.06.2016.EX.EW Electrical Works TPI-2.30.06.2016.UT Utility and Facility Service Requests fa TPİ-2.30.09.2016 30th ef DC-TPI-2170 primary TPI-2.3a.Q6.2Q16.MH.CV Civil Works - TPI-2.30.06.2016.EX.CV Civ DC-TPI-2120 DC-TPI-2130 DC-TPI-2140 DC-TPI-2150 DC-TPI-2160 Actual Level of Effort TPI—2 Wind Turbine Blade Production Facility Activity Name Sign of Contract. ONLY lor Mould 1&2—Floor finishing works completed. ONLY lor Mould 1&2—Roof and 3 Side dadding covered. ONLY lor Mould 1&2—All infrastructure required for electrical and mechanical services are in place. ONLY lor Mould 1 82—Lighting system is installed and shall be functional with temporary electricity. ONLY lor Mould 1&2—Earthing inside the building is ready. ONLY for Mould 1 &2—Temporary Low Voltage System in place lor instalation tools. ONLY for Mould 1&2—Electrical Works lor Trenchs completed. ONLY for Mould 182—Compressed air system piping linsihed. ONLY for Mould 1&2—vacuum system pipinq finished. ONLY for Mould 1&2—Dust Collection System Piping finished. ONLY (or Mould 1&2—Rainwater drainage System in place and opsrational. il Works An Access Road from Gatehouse to Mold Hall. Temporary Lighting for Access Road. Temporary Toilets in place and functional. Temporary Workshops in place and functional. Catering we be provided by DERE with payment of TPI. SEPTEMBER AH works completed and All Systems are in place and functional for Phase 1a. Actual Work Remaining Work 1 Original Duration 299|07-Dec-15 0 0 0 0 0 0 0 0 0 0 0 0 0 0 P. 0 0 0 0 0 ©OracleCorporation Start 07-Dec-15 07-Dec-15* 30-Jun-16 30-Jun-iü 30-Jun-16 30Jun-16 30-Jun-16 30-Jun-16 30-Jun.16 30-Jun-16 30-Sep-16 Finish 30-Sep-16 30-Jun-16 30-jun-16 30-Jun-16 30-Jun 16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jun.-16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jur.-15 30-Jun-16 30-Jun 16 30-Jun-16 30-Jun-16 30-Jun-16 30-Jun-16 30-Sep-16 REV.01

EK 1 / ANNEX 1 EKİPMAN LİSTESİ / EQUIPMENT LIST

EK 2 / ANNEX 2 PROJELER / PROJECTS

EK 3 / ANNEX 3 TEKNİK ŞARTNAMELER / TECHNICAL SPECIFICATIONS

EK 4 / ANNEX 4 YERLEŞİM PLANI / LAYOUT PLAN

EK 5/ANNEX 5 İS PROGRAMI / PERFORMANCE SCHEDULE

EK 6 / ANNEX 6 TOPRAK ANALİZ RAPORU / SOIL QUALITY REPORT

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EK 7 / ANNEX 7

İZBAŞ MATBU KİRA SÖZLEŞMESİ / İZBAS STANDARD LEASE AGREEMENT

EK PROTOKOL	SUPPLEMENTARY PROTOCOL

Amerika Birleşik Devletleri kanunlar? uyar?nca kurulmuş olan 2711 Centerville Road, Suite 400, Wilmington, DE 19808 ABD adresinde mukim TPI Turkey IZBAS, LLC (“Kirac?”) île Türkiye Cumhuriyeti kanunlan uyar?nca kurulmuş olan Kültür Mah. 1476 Sokak No:2 K:16 D:61 Aksoy Residence İZMİR adresinde mukim Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi (“Kiraya Veren”) aras?nda 9 Aral?k 2015 tarihinde Menemen Tapu Müdürlüğü nezdinde İzmir ili, Menemen ilçesi, Maltepe Köyü, Panaz Mevkii 158 Ada, 19, 20 ve 21 numaral? parsellerin üzerinde İnşa edilecek T2 tesisinin (“Mecur”) kiralanmas?na ilişkin olarak bir kira sözleşmesi (“Kira Sözleşmesi”) akdedilmiştir.

TPI Turkey IZBAS, LLC, a company duly registered under the laws of the United States of America, having the address of 2711 Centerville Road, Suite 400, Wilmington, DE 19808 USA (the “Tenant”) and Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi, a company duly registered under the laws of the Republic of Turkey, having the address of Kültür Mah. 1476 Sokak No:2 K:16 D:61 Aksoy Residence İZMİR (the “Landlord”) have executed a rental contract on 9 December 2015 (the “Rental Contract”) for the lease of T2 Facility to be constructed by the Landlord on the land located at İzmir, Menemen Province, Maltepe Village, Panaz Site with Block No. 158 and Parcels No. 19, 20 and 21 registered before the Menemen Land Registry.

Kira Sözleşmesi kapsam?nda K?rac?n?n yapacağ? ödemelere ilişkin olarak Taraflar, aşağ?daki hüküm ve koşullarda mutabakata varm?ş ve işbu ek protokolü (“Protokol”) akdetmişlerdir.	The Parties have agreed upon the below terms and conditions regarding the payment obligations of the Tenant under the Rental Contract and executed this amendment protocol (the “Protocol”).
İşbu Protokol’de Kirac? ve Kiraya Veren ayr? ayr? “Taraf ve birlikte “Taraflar” olarak an?lacakt?r.	In this Protocol, the Landlord and the Tenant shall be referred to individually as the “Party” and collectively, as the “Parties”.
İşbu Protokol’de tan?mlanmayan ancak büyük harfle kullan?lan terimler, aksi aç?kça burada belirtilmediği takdirde Kira Sözleşmesi’nde kendilerine atfedilen anlamlarda kullan?lm?şt?r.	Unless otherwise expressly stated herein, all capitalized terms used and not defined under this Protocol shall have the same meaning ascribed to them under the Rental Contract.
Taraflar işbu Protokol İle aşağ?daki hususlarda anlaşm?şlard?r:	In this Protocol the Parties agreed upon the terms below:
1. Kira Sözleşmesİ’nin 7.1.2. maddesi aşağ?daki şekilde tadil edilmiştir:	1. Article 7.1.2 of the Rental Contract is amended as follows:

“7.1.2 Taraflar’?n ticari mutabakat? uyar?nca Kirac?, EK-1 alt?nda listelenen (“Liste”) alet, makine ve ekipman?n yat?r?m?n? kendisi yapacakt?r. Liste’dekİ kalemlerin toplam bedeli 5.000,000 Euro (“TPI Yat?r?m Bedeli”) olup, Kirac? Liste’dekİ kalemlerin tamam?n? Kiraya Veren’den sat?n alacakt?r.

“7.1.2 As per the mutual commercial understanding of the Parties, the Tenant shall invest for the tools, machinery and equipment listed under Annex-1 (the “List”). The total value of the equipment listed under the List is EUR 5,000,000 (“TPI Investment Amount”) and the Tenant shall purchase all equipment in the List from the Landlord.

Kiraya Veren, Liste’de belirlenen ekipmanlar? eksiksiz, çal?ş?r biçimde ve tüm takyidatlardan ari olarak en geç işbu Sözleşme’de kararlaşt?r?lan Hedeflenen Yerleşmeye Uygun Teslim tarihinden 30 gün önce Kirac?‘ya teslim edecektir. Lİste’de belirlenen ekipmanlann taş?ma giderleri Kiraya Veren’e ait olacakt?r. Kiraya Veren, sat?ş işlemi kapsam?nda teslim

The Landlord shall deliver the equipment listed under the List to the Tenant in a full, working condition and free from any encumbrances 30 days before the Target Beneficial Occupancy Date as agreed under this Contract at the latest. The freight costs of the equipment listed under the List shall be borne by the Landlord. The Landlord shall be liable

edilecek ekipmanlardaki ay?plardan 2 y?l süreyle sorumludur.”	for the defects on the equipment to be delivered within the scope of the sale transaction for a term of 2 years.”

edilecek ekipmanlardaki ayıplardan 2 yıl süreyle sorumludur."		for the defects on the equipment to be delivered within the scope of the sale transaction for a term of 2 years."	
2.	Kira Sözleşmesi'nin 7.1.2.1. maddesi aşağıdaki şekilde tadil edilmiştir:	**2.**	Article 7.1.2.1. of the Rental Contract is amended as follows:
"7.1.2.1 TPI Yatırım Bedeli, Kiracı tarafından ödenen Kira Bedeli'nden aylık olarak mahsup edilecektir. Kiraya Veren'e ödenecek aylık Kira Bedeli aşağıdaki şekilde hesaplanacaktır: her ay 41.666 Euro Kira Bedeli'nden düşülecektir. İşbu Sözleşme'nin Kira Süresi'nin hitamından önce herhangi bir sebeple feshedilmesi durumunda, Kiraya Veren, TPI Yatırım Bedeli'nin açıkta kalan bakiyesini Kiracı'ya iade edecektir."		**"7.1.2.1** TPI Investment Amount shall be set off against the Rental Fee paid by the Tenant on a monthly basis. The monthly Rental Fee to be paid to the Landlord shall be calculated as follows: Each month EUR 41,666 shall be deducted from Rental Fee. If this Contract is terminated for any reason prior to the end of the Rental Term, Landlord shall refund to Tenant the outstanding balance of the TPI Investment Amount.	
3.	Kira Sözleşmesi'nin 13.2. maddesi aşağıdaki şekilde tadil edilmiştir:	**3.**	Article 13.2 of the Rental Contract is amended as follows:
"Kiracı'nın işbu Sözleşme'yi, Kira Süresi'nin sona ermesinden önce, herhangi bir haklı neden olmaksızın feshetmesi durumunda, Kiracı, Kira Bedeli ödeme yükümlülüğünün başlangıcından Kira Süresi'nin sonuna kadar kalan bakiye Kira Bedelleri'ni, eğer varsa, TPI Yatırım Bedeli'nin bakiye kısmı mahsup edildikten sonra, ödemekle yükümlü olacaktır."		If the Tenant terminates this Contract before the expiration of the Rental Term without any just cause, the Tenant will be obligated to pay the remaining Rental Fee amounts until the end of the Rental Period starting from the commencement date of the Rental Fee payment obligation less the amount of the outstanding balance of the TPI Investment Amount, if any.	
4.	Kiracı ile Kiraya Veren arasında akdedilen Kira Sözleşmesi'nin işbu Protokol ile düzenlenen hüküm ve şartları dışındaki diğer tüm hükümleri ve ekleri aynen geçerli ve yürürlüktedir.	**4.**	Except for the provisions as amended with this Protocol, all other provisions of the Rental Contract shall remain in full force and effect.
5.	İşbu Protokol ile Kira Sözleşmesi arasında çelişen bir hüküm olması halinde, söz konusu çelişki işbu Protokol'de yer alan hüküm kapsamında giderilecektir.	**5.**	In the event of any inconsistency between this Protocol and the Rental Contract, this Protocol's provisions shall prevail.
6.	İşbu Protokol'ün imzasından doğacak her türlü damga vergisi ve/veya noterlik ücretleri Taraflar'ca eşit olarak karşılanacaktır.	**6.**	Any stamp duty and/or notary charges to be paid as a result of execution of this Protocol shall be borne equally by the Parties.
7.	İşbu Protokol, Türkçe ve İngilizce olarak akdedilecek olup, Taraflar için bağlayıcı olan Türkçe metin olacaktır.	**7.**	This Protocol shall be executed in Turkish and English and the Turkish text shall be binding for the Parties.
7 maddeden ibaret işbu Protokol Taraflar'ca okunup 1 suret olarak 9 Aralık 2015 tarihinde imzalanmıştır. Protokol'ün aslı Kiracı'da, fotokopisi ise Kiraya Veren'de kalacaktır.		This Protocol, consisting of 7 Articles, has been read and executed by the Parties in one original copy on 9 December 2015. Original copy of the Protocol shall be kept by the Tenant and a photocopy shall be kept by the Landlord.	

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TPI Turkey IZBAS, LLC **adına** **William E. Siwek** [signature] ______________________________	**on behalf of** **TPI Turkey IZBAS, LLC** **William E. Siwek** [signature] ______________________________
Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi **adına** **Arda Erel** ______________________________	**on behalf of** **Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi** **Arda Erel** ______________________________

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TPI Turkey IZBAS, LLC **adına** ~~**Bill Siwek**~~ William E. Siwek ____________________	**on behalf of** **TPI Turkey IZBAS, LLC** ~~**Bill Siwek**~~ William E. Siwek ____________________
Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi **adına** **Arda Erel** ____________________	**on behalf of** **Dere Konstruksiyon Demir Çelik İnşaat Taahhüt Mühendislik Müşavirlik Sanayi ve Ticaret Anonim Şirketi** **Arda Erel** ____________________

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